Expedition Funds Guiding Your Way 2001 Annual Report

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

[logo omitted] EXPEDITION FUNDS


Table of Contents

Letter to Our Shareholders ............................... 1
Management's Discussion and Analysis ..................... 4
Independent Auditor's Report .............................14
Statements of Net Assets .................................15
Statements of Operations .................................48
Statements of Changes in Net Assets ......................51
Financial Highlights .....................................54
Notes to Financial Statements ............................58
Notice to Shareholders ...................................67


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     Shares of the Expedition  Funds are not deposits of or  obligations  of, or guaranteed or endorsed by Compass Bank, Compass Bancshares, Inc. or any of their affiliates, or any bank, and are not obligations of, guaranteed by or insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

     An investment in shares of the Funds involves investment risk, including the possible loss of all or a portion of the principal invested, and the investment return and value of shares of the Funds will fluctuate so that an investment, when liquidated, may be worth more or less than the original cost.

     Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Expedition Money Market Fund or Tax-Free Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

     Compass Bank serves as investment advisor and custodian to the Expedition Funds, and Compass Bank and various of its affiliates may provide various services to the Funds, for which investment advisory, custodian and other services Compass Bank and/or such other affiliates are entitled to receive compensation.

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

LETTER TO OUR SHAREHOLDERS




November 11, 2001

Dear Shareholder:

The title of "The Perfect Storm," the best-selling book that also became a motion picture, refers to the rare collision of a Nor'easter and a hurricane off the coast ofNew England.

In fiscal year 2001, the U.S. experienced a comparable "perfect storm," as the tragic and reprehensible attack on our country on September 11th buffeted an already weak economy. Stocks, which were already well below their year-earlier levels, sank even lower when the markets opened after a history-making four-day closure. Money market funds delivered lower levels of income in the wake of short-term rate declines. Only bond investors were spared, as fixed income investments predictably rallied during this time of great uncertainty.

And yet, by the end of the period there were signs that the storm clouds were beginning to clear, setting the stage for a better tomorrow.

AN ECONOMY ADRIFT
For most of fiscal  2001,  the  economy  continued  to weaken  across the board.
Technology,   telecommunications,   manufacturing,   and  services  sectors  all
experienced declines in revenues, earnings, and employment levels.

The few bright spots were in the consumer goods, retail, and healthcare sectors, which performed relatively well as consumers continued to spend despite the ongoing economic gloom. However, even some of these areas suffered in the wake of September 11th.

Even before the attacks, some economists were predicting a recession, a few even believed that we were already in one. After the attacks, the chorus grew and a recession became a part of the consensus forecast.

A NATION AT WAR
The attacks on New York City and the Pentagon transformed our nation in ways that their evil perpetrators could never have anticipated. Out of the shock, grief, and anger of the initial events, a new spirit of unity and purpose emerged.

Old and young, conservative and liberal, rich and poor were galvanized by a surge of patriotism unlike any seen since World War II. People around the nation lined up to donate money, blood, and other forms of support to ease the suffering of those who lost so much.

Economically, however, the effects of these events were less inspiring. The travel industry sank into an unprecedented slump as business and personal travelers simply stayed home. Thousands of workers in the airline, hotel, foodservice, and related industries were furloughed. Other sectors suffered as well, as the downbeat economic news depressed activity.


                                                             OCTOBER 31, 2001  1

LETTER TO OUR SHAREHOLDERS (CONCLUDED)


Today, we find ourselves in a wartime economy. Exactly what sacrifices and changes that will entail are not yet clear. But positive signs include extensive government spending in such areas as security, healthcare, and a bailout of the airline industry. In addition, the Bush administration is determined to deliver another tax cut. While the effects of these actions will undoubtedly reduce the budget surplus in the long run, they should stimulate growth in the near term.

AN AGGRESSIVE FED
Throughout the year, the Federal Reserve Board has moved very aggressively to revive the economy. Over the twelve months ended October 31, 2001, the Fed reduced short-term rates an unprecedented nine times, bringing the benchmark Fed Funds Rate from 6.50% to 3.00% - its lowest level since the early 1960's.

We can take comfort in the knowledge that the economy has never failed to improve after repeated rate cuts of even smaller magnitude.

A TIME FOR CALM
For the Expedition Funds, as for all investors, these have been uncommonly challenging times.

While our equity-oriented funds sustained disappointing losses, our bond funds provided good shelter for investor assets. And our money market funds maintained their stability while coping with a reduced-rate environment.

During this extraordinary period, our managers continued to pursue their disciplined strategies, knowing that tough times call for prudent and patient action. I am proud of their continued good judgment in the face of difficult choices.

As always, we encourage you, our valued investors, to maintain a similar outlook. This is a time to remain calm and steady, and to stay the course despite the strong temptation to shift strategies.

Although there is great uncertainty regarding corporate profits, the war, and the continued threat of terrorism, it is in times like these that the greatest opportunities often arise.

Perfect storms are rare occurrences -- we hope once in a lifetime. And while they cause trauma and damage, they eventually break, leaving sparkling, sunlit skies.

We thank you for the privilege of managing your hard-earned investment assets through this period, and we look forward to guiding them toward brighter horizons ahead.

Sincerely,

/s/Jan Koenig

Jan Koenig
Compass Bank Asset Management Group
Chief Investment Officer


2  OCTOBER 31, 2001

INDEX DEFINITIONS


S&P 500 COMPOSITE INDEX -- An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P 500/BARRA VALUE INDEX -- This index is constructed by dividing the stocks S&P 500 Index according to price-to-book ratio. It contains firms with lower price-to-book ratios. The Index is capitalization-weighted, meaning that each stock in the Index is weighted in proportion to its market value.

S&P 400 MID-CAP INDEX -- This index is a capitalization-weighted index which measures the performance of the mid-range of the U.S. Stock Market. This index consists of 400 domestic stocks chosen for market size liquidity and industry group representation. It is a market-value weighted index (stock price shares outstanding), with each stock affecting the index in proportion to its market value.

LEHMAN  INTERMEDIATE   GOVERNMENT/CREDIT   INDEX  --  A  market  value  weighted
performance benchmark for government and Baa and higher rated corporate fixed-rate debt issues with maturities between one and ten years.

LEHMAN MUNICIPAL BOND INDEX -- Broad market performance benchmarks for the tax-exempt bond market. As of December 1995, approximately 29,300 bonds were included in the Municipal Bond Index with a market value of $443 billion. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the Alternative Minimum tax.


                                                            OCTOBER 31, 2001   3

EXPEDITION EQUITY FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS



For the twelve month period ended October 31, 2001, the Expedition Equity Fund generated a total return that is comparable to the Lipper Large-Cap Core Funds Average return. The Fund seeks to provide growth of capital, with a secondary objective of income and pursues these objectives by investing in a diversified portfolio of common stocks issued by mid and large capitalization companies.

There were few safe havens to be found in the U.S. stock market during the past fiscal year. Virtually all sectors sustained significant declines, including manufacturing, technology, telecommunications, and services. Even energy stocks, which rallied early in the year, eventually fell under the weight of an unexpected decline in oil consumption due to fears of airline travel.

For most of the year, consumer spending was the main driver of the economy, and consumer goods and retailing stocks held up relatively well. Healthcare and pharmaceutical stocks were also fairly stable as investors recognized that these key sectors remain more resistant to recession.

In this environment, the Expedition Equity Fund delivered a return comparable to that of its benchmark indexes. Our continued pursuit of a balanced approach that combines both growth-oriented and value-oriented disciplines further demonstrated its effectiveness. Value stocks often outperformed the market during the year, reversing growth outperformance in previous years.

Looking ahead, we are hopeful that the markets have seen their near-term lows, and that recent gains are the start of a sustained up-trend. If so, then stocks may be playing their traditional role as a leading indicator, signaling an overall economic recovery in the coming year.

Of course, the global economic and political situation remains highly volatile, and any unforeseen events could trigger additional declines. But many signs point to a better year for equities in fiscal 2002.




4   OCTOBER 31, 2001

EXPEDITION EQUITY FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS


-------------------------------------------------------------------------------------
                             EXPEDITION EQUITY FUND
-------------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------------
                                      1 Year       3 Year      5 Year      Inception
                                       Return       Return      Return      to Date*
-------------------------------------------------------------------------------------
Institutional Shares                   -34.99%     1.25%        9.48%       5.68%
-------------------------------------------------------------------------------------
Investment Shares - Class A            -35.11%     0.93%        9.31%**     4.62%
-------------------------------------------------------------------------------------
Investment Shares - Class A w/load     -37.70%    -0.43%        8.43%**     3.54%
-------------------------------------------------------------------------------------
Investment Shares - Class B            -35.61%     0.25%**      8.83%**    -0.60%
-------------------------------------------------------------------------------------
Investment Shares - Class B w/load     -38.37%    -0.48%**      8.70%**    -1.33%
-------------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION EQUITY FUND, INSTITUTIONAL SHARES, INVESTMENT SHARES-CLASSA OR INVESTMENT SHARES-CLASS B, VERSUS THE S&P 500 COMPOSITE INDEX, THE S&P 400 MID-CAP INDEX, THE LIPPER GROWTH & INCOME FUNDS OBJECTIVE, AND THE LIPPER LARGE-CAP CORE FUNDS CLASSIFICATION.



[graph omitted]
EDGAR representation of plot points used in printed graphic as follows:

           EXPEDITION      EXPEDITION       EXPEDITION                                             LIPPER            LIPPER
          EQUITY FUND,    EQUITY FUND,     EQUITY FUND,      S&P 500           S&P 400         GROWTH & INCOME      LARGE-CAP
          INSTITUTIONAL    INVESTMENT       INVESTMENT      COMPOSITE          MID-CAP             FUNDS            CORE FUNDS
             SHARES      SHARES-CLASS A    SHARES-CLASS B    INDEX             INDEX             OBJECTIVE        CLASSIFICATION
10/93        10,000          9,600            10,000         10,000            10,000              10,000             10,000
10/94        10,033          9,632            10,033         10,386            10,236              10,277             10,222
10/95        11,712         11,243            11,712         13,129            12,407              12,413             12,492
10/96        14,321         13,748            14,321         16,290            14,560              15,137             15,149
10/97        18,209         17,481            18,209         21,520            19,313              19,459             19,402
10/98        21,701         20,868            21,738         26,254            20,607              21,409             22,260
10/99        28,401         27,162            28,159         32,993            24,949              25,202             28,161
10/00        34,642         33,065            34,016         35,003            32,846              27,596             30,887
10/01        22,527         21,457            21,903         26,287            28,757              22,403             22,956

 * FOR PERIODS PRIOR TO THE INCEPTION OF THE EXPEDITION EQUITY FUND (THE "FUND") ON JUNE 13, 1997, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE EQUITY MODEL COMMON TRUST FUND INTERNALLY MANAGED BY AN AFFILIATE OF THE FUND'S INVESTMENT ADVISOR, ADJUSTED FOR THE MAXIMUM FEE AND EXPENSES OF THE INSTITUTIONAL SHARES OF THE FUND APPLICABLE AT THE INCEPTION OF THE FUND. THE EQUITY MODEL COMMON TRUST FUND WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 AND THEREFORE, WAS NOT SUBJECT TO CERTAIN RESTRICTIONS WHICH MAY HAVE ADVERSELY AFFECTED PERFORMANCE.
** CLASS A SHARES OF THE FUND WERE OFFERED BEGINNING NOVEMBER 24, 1997 AND CLASS B SHARES OF THE FUND WERE OFFERED BEGINNING NOVEMBER 16, 1998. THE PERFORMANCE INFORMATION SHOWN PRIOR TO THAT REPRESENTS PERFORMANCE OF INSTITUTIONAL SHARES. THE PRIOR INSTITUTIONAL SHARES PERFORMANCE HAS BEEN ADJUSTED TO REFLECT THE MAXIMUM FRONT-END SALES CHARGES AND THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO CLASS A AND CLASS B SHARES, RESPECTIVELY, BUT DOES NOT REFLECT THE HIGHER RULE 12B-1 FEES FOR EITHER CLASS. HAD THAT ADJUSTMENT BEEN MADE, PERFORMANCE WOULD HAVE BEEN LOWER.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.





                                                            OCTOBER 31, 2001   5

EXPEDITION EQUITY INCOME FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS



This Fund seeks to provide growth of capital, with a secondary objective of income. These objectives are pursued through a diversified portfolio of common stocks issued by mid and large- capitalization companies.

The Equity Income Fund benefited from a value-oriented approach during a year when "value" stocks frequently outperformed their growth-oriented counterparts. In addition, the Fund's emphasis on dividend-paying issues helped provide an element of stability to offset declines in share prices.

Among the better-performing sectors of the Fund were healthcare, energy, and financial services. Defense-related issues also performed well as investors anticipated higher military spending during what promises to be a protracted war against terrorism.

Looking ahead, we believe that the economy is poised for a recovery, thanks in part to stimulative efforts by the Federal Reserve Board and the Bush White House. Therefore, we will maintain our approach of seeking to balance risk and return potential through issues that offer sound fundamentals and reasonable valuations.

We believe the S&P 500 BARRA/Value Index more accurately reflects the Equity Income Fund's investment objective and added it as the benchmark for the Fund. The previous benchmark was the S&P 500 Composite Index.



6   OCTOBER 31, 2001

EXPEDITION EQUITY INCOME FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS


--------------------------------------------------------------------------------
                          EXPEDITION EQUITY INCOME FUND
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                                  Cumulative
                                                      One Year   Inception to
                                                       Return         Date
--------------------------------------------------------------------------------
Institutional Shares                                   -26.99%      -13.18%
--------------------------------------------------------------------------------
Investment Shares - Class A                            -27.19%      -12.37%
--------------------------------------------------------------------------------
Investment Shares - Class A w/load                     -30.11%      -14.54%
--------------------------------------------------------------------------------
Investment Shares - Class B                            -27.66%      -13.25%
--------------------------------------------------------------------------------
Investment Shares - Class B w/load                     -31.10%      -15.29%
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION EQUITY INCOME FUND, INSTITUTIONAL SHARES, INVESTMENT SHARES-CLASS A OR INVESTMENT SHARES-CLASS B, VERSUS THE S&P 500 COMPOSITE INDEX, THE S&P 500/BARRA VALUE INDEX, AND THE LIPPER LARGE-CAP VALUE CLASSIFICATION.


[graph omitted]
EDGAR representation of plot points used in printed graphic as follows:

          EXPEDITION       EXPEDITION       EXPEDITION                                       LIPPER
      EQUITY INCOME FUND, EQUITY INCOME    EQUITY INCOME     S&P 500      S&P 500/         lARGE-CAP
        INSTITUTIONAL    FUND,INVESTMENT  FUND, INVESTMENT  COMPOSITE      BARRA           VALUE FUNDS
           SHARES        SHARES-CLASS A    SHARES-CLASS B    INDEX      VALUE INDEX      CLASSIFICATION
 3/00     10,000             9,600            10,000         10,000        10,000            10,000
10/00     10,350             9,918            10,302          9,599        10,230            10,609
10/01      7,556             7,221             7,170          7,209         8,656             8,656

NOTE: PERFORMANCE DATA QUOTED  REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.




                                                            OCTOBER 31, 2001   7

EXPEDITION INVESTMENT GRADE BOND FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS



For the twelve month period ended October 31, 2001, to the Expedition Investment Grade Bond Fund generated a total return comparable the Lipper Intermediate U.S. Government Objective return. The Fund seeks to provide income with relative stability of principal.

The continued declines in the U.S. economy, along with the attacks on September 11th, led many investors to seek shelter in high-quality bond investments. As a result, the Expedition Investment Grade Bond Fund delivered positive results during an otherwise negative year.

Throughout the period, the Federal Reserve Board pushed interest rates lower, causing yields on many issues, including the ten-year Treasury Note, to approach their all-time lows.

During most of the fiscal year, Expedition Investment Grade Bond Fund held the maturity of its holdings relatively close to its benchmark, while selectively adding high-quality corporate issues to take advantage of their comparatively high yields.

Looking ahead, we believe that the Fed will continue to make every effort to restart the U.S. economy, although its options are running low. This, along with low inflation and continued uncertainty regarding the ongoing military campaign, point to continued strength for high-quality bond investments.



8   OCTOBER 31, 2001

EXPEDITION INVESTMENT GRADE BOND FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS


--------------------------------------------------------------------------------
                      EXPEDITION INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                   1 Year     3 Year      5 Year      Inception
                                    Return     Return      Return      to Date*
--------------------------------------------------------------------------------
Institutional Shares                  15.00%      6.97%       7.15%    7.55%
--------------------------------------------------------------------------------
Investment Shares - Class A           14.72%      6.67%       6.93%    6.41%
--------------------------------------------------------------------------------
Investment Shares - Class A w/load    10.18%      5.23%       6.06%    5.95%
--------------------------------------------------------------------------------
Investment Shares - Class B           13.99%      6.82%       7.02%    7.21%
--------------------------------------------------------------------------------
Investment Shares - Class B w/load     8.99%      5.93%       6.87%    6.31%
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION INVESTMENT GRADE BOND FUND, INSTITUTIONAL SHARES, INVESTMENT SHARES-CLASS A OR INVESTMENT SHARES-CLASS B, VERSUS THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX, AND THE LIPPER INTERMEDIATE U.S. GOVERNMENT CLASSIFICATION.




[graph omitted]
EDGAR representation of plot points used in printed graphic as follows:

          EXPEDITION       EXPEDITION        EXPEDITION        LEHMAN             LIPPER
          INVESTMENT       INVESTMENT        INVESTMENT      INTERMEDIATE       INTERMEDIATE
       GRADE BOND FUND, GRADE BOND FUND,  GRADE BOND FUND,   GOVERNMENT/           U.S.
         INSTITUTIONAL    INVESTMENT        INVESTMENT         CREDIT            GOVERNMENT/
            SHARES       SHARES-CLASS A    SHARES-CLASS B      INDEX           CLASSIFICATION
 4/92      10,000           9,600            10,000            10,000              10,000
10/92      10,640          10,215            10,640            10,620              10,557
10/93      11,536          11,075            11,536            11,675              11,563
10/94      11,176          10,729            11,176            11,449              11,087
10/95      12,399          11,903            12,399            12,883              12,495
10/96      12,949          12,431            12,949            13,632              13,089
10/97      13,780          13,228            13,780            14,653              14,068
10/98      14,941          14,320            14,916            15,987              15,276
10/99      14,932          14,261            15,110            16,145              15,148
10/00      15,901          15,148            15,947            17,185              16,101
10/01      18,286          17,378            18,178            19,636              18,278

* INSTITUTIONAL SHARES OF THE FUND WERE OFFERED BEGINNING JUNE 13, 1997 AND CLASS B SHARES OF THE FUND WERE OFFERED BEGINNING NOVEMBER 16, 1998. THE PERFORMANCE INFORMATION SHOWN PRIOR TO THAT REPRESENTS PERFORMANCE OF
  CLASS A SHARES, WHICH WERE OFFERED BEGINNING APRIL 20, 1992. FOR INSTITUTIONAL SHARES, THE PRIOR CLASS A SHARES PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE AND RULE 12B-1 FEES ON CLASS A SHARES, NEITHER OF WHICH APPLIES TO INSTITUTIONAL SHARES. FOR CLASS B SHARES, THE PRIOR CLASS A SHARES PERFORMANCE REFLECTS THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES, BUT DOES NOT REFLECT CLASS B SHARES' HIGHER RULE 12B-1 FEES. HAD THAT ADJUSTMENT BEEN MADE, PERFORMANCE WOULD HAVE BEEN LOWER.

NOTE: PERFORMANCE DATA QUOTED  REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.




                                                            OCTOBER 31, 2001   9

EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS



For the twelve month period ended October 31, 2001, the Expedition Tax-Free Investment Grade Bond Fund generated a total return that is comparable to the return of both the Funds' indices, the Lipper Intermediate Municipal Debt Average and the Lipper General Municipal Debt Average.

Investors in the Expedition Tax-Free Investment Grade Bond Fund benefited from strong performance during an otherwise difficult year. The Fund's combination of a healthy income yield, substantial capital gains, and underlying quality resulted in an outstanding total return - especially on an after-tax basis.

The ongoing efforts of the Federal Reserve Board to reduce interest rates led to lower yields on municipal bonds. This, in turn, increased the amount of new issuance and refinancing activity nationwide. However, the increase in supply was offset by strong demand, as investors moved assets out of equities and into fixed income securities.

Looking ahead, we believe that top-quality municipal bonds will remain attractive to conservative investors in the upper tax brackets, despite lower current yields. Therefore, we will maintain our emphasis on securities that are high in quality, widely traded, and not subject to early redemption.




10   OCTOBER 31, 2001

EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS


--------------------------------------------------------------------------------
                 EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                                     Cumulative
                                                         One Year   Inception to
                                                          Return         Date
--------------------------------------------------------------------------------
Institutional Shares                                       9.53%        9.94%
--------------------------------------------------------------------------------
Investment Shares - Class A                                9.26%        9.34%
--------------------------------------------------------------------------------
Investment Shares - Class A w/load                         4.91%        6.64%
--------------------------------------------------------------------------------
Investment Shares - Class B                                8.45%        8.65%
--------------------------------------------------------------------------------
Investment Shares - Class B w/load                         3.45%        5.77%
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND, INSTITUTIONAL SHARES OR INVESTMENT SHARES-CLASS A, VERSUS THE LEHMAN MUNICIPAL INDEX, THE LIPPER GENERAL MUNICIPAL DEBT CLASSIFICATION, AND THE LIPPER INTERMEDIATE MUNICIPAL DEBT CLASSIFICATION.



[graph omitted]
EDGAR representation of plot points used in printed graphic as follows:

                              EXPEDITION
          EXPEDITION           TAX-FREE                           LIPPER            LIPPER
          TAX-FREE          INVESTMENT GRADE                     GENERAL         INTERMEDIATE
      INVESTMENT GRADE         BOND FUND,         LEHMAN        MUNICIPAL          MUNICIPAL
          BOND FUND,       INVESTMENT SHARES-    MUNICIPAL         DEBT               DEBT
     INSTITUTIONAL SHARES       CLASS A            INDEX      CLASSIFICATION     CLASSIFICATION
3/31/00     10,000               9,600             10,000         10,000             10,000
10/00       10,462              10,019             10,510         10,444             10,406
10/01       11,549              10,947             11,616         11,450             11,367

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT
      PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE
      WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN
      THEIR ORIGINAL COST.




                                                           OCTOBER 31, 2001   11

EXPEDITION MONEY MARKET FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS



For the twelve month period ended October 31, 2001, the Expedition Money Market Fund generated a total return comparable to its benchmark the Lipper Money Market Mutual Fund Average.

With the Federal Reserve Board relentlessly cutting short-term interest rates on nearly a monthly basis, it was inevitable that money market investors would see their income levels decline. The Fed cut its benchmark Federal Funds Rate from 6.50% to 3.00%, in a concerted effort to stimulate an unresponsive economy. On the positive side, inflation was virtually non-existent, allowing investors to enjoy the full spending power of their returns.

For much of the period, the Expedition Money Market Fund maintained a relatively conservative stance, with assets concentrated in 30 to 60 day commercial paper and corporate notes of six months to one year. The remainder of the Fund was invested primarily in overnight repurchase agreements.

Looking ahead, we believe that the Fed will remain accommodative, although it is clearly running out of room to cut rates. The Japanese have already demonstrated that the law of diminishing returns eventually takes over, so that even a central bank rate of zero percent can sometimes fail to initiate economic growth.

In the months to come, nevertheless, we believe that the combination of low interest rates and other government stimulus should have the desired effect of kick-starting the economy.

In the meantime, we will continue with our conservative course of action, keeping the fund in a position to take advantage of a rate environment that has almost nowhere to go but up.



12   OCTOBER 31, 2001

EXPEDITION TAX-FREE MONEY MARKET FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS



For the twelve month period ended October 31, 2001, the Expedition Tax-Free Money Market Fund generated a total return that was comparable to the Lipper Tax-Exempt Money Market Average. The Fund seeks to provide income, exempt from Federal income taxes, consistent with stability of principal. The Fund pursues this investment objective by investing in high quality money market instruments maturing in 397 days or less.

The yields on tax-free municipal instruments declined during the year, as the Federal Reserve Board cut interest rates a total of nine times. However, yields on tax-free issues fell somewhat less precipitously than their taxable counterparts, due to a healthy new supply of issues from several large states.

To meet the Fund's liquidity needs, the Expedition Tax-Free Money Market Fund remained heavily weighted in daily and weekly variable rate demand obligations during much of the period. This commitment to variable rate securities, coupled with an adherence to strict credit guidelines, contributed to strong performance, even during current events and trends in the financial markets.

Looking ahead, we believe that tax-free money market instruments will remain an attractive alternative for conservative, high income investors. In addition, we believe that the special supply and demand characteristics of the tax-free market will continue to offer competitive after-tax returns in comparison with taxable instruments of similar maturities.

With local economies feeling the effects of the general slowdown, however, we plan to remain vigilant in selecting issues of the highest quality, including those that are backed by municipal bond insurance.


                                                           OCTOBER 31, 2001   13

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of Expedition Funds :

We have audited the accompanying statement of net assets of Expedition Funds (the "Funds"), including the Equity Fund, Equity Income Fund, Investment Grade Bond Fund, Tax-Free Investment Grade Bond Fund, Money Market Fund, and Tax-Free Money Market Fund as of October 31, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodians and brokers, and where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
New York, New York
December 14, 2001



14   OCTOBER 31, 2001

EXPEDITION EQUITY FUND
STATEMENT OF NET ASSETS


                                                                       VALUE
DESCRIPTION                                             SHARES         (000)
-----------------------------------------------------------------------------
Common Stock - 99.4%
   Aerospace & Defense - 2.2%
   United Technologies                                 130,000       $ 7,006
-----------------------------------------------------------------------------
   Total Aerospace & Defense                                           7,006
-----------------------------------------------------------------------------
   Airlines - 2.1%
   Southwest Airlines                                  430,000         6,837
-----------------------------------------------------------------------------
   Total Airlines                                                      6,837
-----------------------------------------------------------------------------
   Automotive - 1.7%
   Ford Motor                                          330,000         5,297
-----------------------------------------------------------------------------
   Total Automotive                                                    5,297
-----------------------------------------------------------------------------
   Banks - 6.2%
   Citigroup                                           220,000        10,014
   JP Morgan Chase                                     280,000         9,901
-----------------------------------------------------------------------------
   Total Banks                                                        19,915
-----------------------------------------------------------------------------
   Broadcasting, Newspapers & Advertising - 2.8%
   Omnicom Group                                       115,999         8,906
-----------------------------------------------------------------------------
   Total Broadcasting, Newspapers & Advertising                        8,906
-----------------------------------------------------------------------------
   Computers & Services - 12.7%
   Cisco Systems*                                      460,000         7,783
   Intel                                               300,000         7,326
   International Business Machines                      92,000         9,942
   Microsoft*                                          145,000         8,432
   Sun Microsystems*                                   700,000         7,105
-----------------------------------------------------------------------------
   Total Computers & Services                                         40,588
-----------------------------------------------------------------------------
   Diversified Financial Services - 4.9%
   Freddie Mac                                         107,000         7,257
   Morgan Stanley Dean Witter                          170,000         8,316
-----------------------------------------------------------------------------
   Total Diversified Financial Services                               15,573
-----------------------------------------------------------------------------
   Diversified Manufacturing - 5.5%
   General Electric                                    242,000         8,812
   Tyco International Ltd.                             180,000         8,845
-----------------------------------------------------------------------------
   Total Diversified Manufacturing                                    17,657
-----------------------------------------------------------------------------
   Electrical Services - 3.6%
   Calpine*                                            165,000         4,084
   Exelon                                               60,000         2,524
   TXU                                                 104,000         4,767
-----------------------------------------------------------------------------
   Total Electrical Services                                          11,375
-----------------------------------------------------------------------------


                                                           OCTOBER 31, 2001   15

EXPEDITION EQUITY FUND
STATEMENT OF NET ASSETS


                                                                      VALUE
DESCRIPTION                                             SHARES        (000)
-----------------------------------------------------------------------------
   Food, Beverage & Tobacco - 7.0%
   Anheuser-Busch                                      220,000       $ 9,165
   Pepsi Bottling Group                                140,000         6,507
   Philip Morris                                       140,000         6,552
-----------------------------------------------------------------------------
   Total Food, Beverage & Tobacco                                     22,224
-----------------------------------------------------------------------------
   Insurance - 7.4%
   American International Group                        130,000        10,218
   Lincoln National                                    108,000         4,574
   Marsh & McLennan                                     90,000         8,707
-----------------------------------------------------------------------------
   Total Insurance                                                    23,499
-----------------------------------------------------------------------------
   Medical Products & Services - 6.8%
   Baxter International                                120,000         5,804
   Lincare Holdings*                                   200,000         5,140
   St. Jude Medical*                                    68,000         4,828
   Tenet Healthcare*                                   105,000         6,040
-----------------------------------------------------------------------------
   Total Medical Products & Services                                  21,812
-----------------------------------------------------------------------------
   Metals-Aluminum - 2.4%
   Alcoa                                               240,000         7,745
-----------------------------------------------------------------------------
   Total Metals-Aluminum                                               7,745
-----------------------------------------------------------------------------
   Miscellaneous Business Services - 1.8%
   First Data                                           85,000         5,744
-----------------------------------------------------------------------------
   Total Miscellaneous Business Services                               5,744
-----------------------------------------------------------------------------
   Multimedia - 2.2%
   Gannett                                             110,000         6,952
-----------------------------------------------------------------------------
   Total Multimedia                                                    6,952
-----------------------------------------------------------------------------
   Oil Field Services - 2.2%
   Schlumberger Ltd.                                   145,000         7,021
-----------------------------------------------------------------------------
   Total Oil Field Services                                            7,021
-----------------------------------------------------------------------------
   Petroleum Refining - 4.5%
   ChevronTexaco                                        53,900         4,773
   Exxon Mobil                                         240,000         9,468
-----------------------------------------------------------------------------
   Total Petroleum Refining                                           14,241
-----------------------------------------------------------------------------
   Pharmaceuticals - 5.9%
   Allergan                                             72,000         5,169
   Forest Laboratories*                                 64,000         4,760
   Pfizer                                              210,000         8,799
-----------------------------------------------------------------------------
   Total Pharmaceuticals                                              18,728
-----------------------------------------------------------------------------


16   October 31, 2001

EXPEDITION EQUITY FUND
STATEMENT OF NET ASSETS


                                                     SHARES/FACE       VALUE
DESCRIPTION                                           AMT. (000)       (000)
-----------------------------------------------------------------------------
   Railroads - 1.4%
   CSX                                                 130,000      $  4,381
-----------------------------------------------------------------------------
   Total Railroads                                                     4,381
-----------------------------------------------------------------------------
   Retail - 3.6%
   Best Buy*                                           106,000         5,819
   Talbots                                             200,000         5,700
-----------------------------------------------------------------------------
   Total Retail                                                       11,519
-----------------------------------------------------------------------------
   Software & Programming - 3.6%
   Rational Software*                                  600,000         7,872
   Siebel Systems*                                     215,000         3,511
-----------------------------------------------------------------------------
   Total Software & Programming                                       11,383
-----------------------------------------------------------------------------
   Telephones & Telecommunications - 4.3%
   SBC Communications                                  255,000         9,718
   Sprint (PCS Group)*                                 172,000         3,836
-----------------------------------------------------------------------------
   Total Telephones & Telecommunications                              13,554
-----------------------------------------------------------------------------
   Wholesale - 4.6%
   Cardinal Health                                     105,000         7,046
   Sysco                                               315,000         7,595
-----------------------------------------------------------------------------
   Total Wholesale                                                    14,641
-----------------------------------------------------------------------------
   Total Common Stock
      (Cost $332,991)                                                316,598
-----------------------------------------------------------------------------
Repurchase Agreement - 0.6%
   JP Morgan Chase (A)
      2.500%, dated 10/31/01, matures
      11/01/01, repurchase price $1,892,131
      (collateralized by U.S. Treasury Obligations,
      total market value $1,954,126)                    $1,892         1,892
-----------------------------------------------------------------------------
   Total Repurchase Agreement
      (Cost $1,892)                                                    1,892
-----------------------------------------------------------------------------
   Total Investments - 100.0%
      (Cost $334,883)                                                318,490
-----------------------------------------------------------------------------
Other Assets & Liabilities, Net - 0.0%                                   (59)
-----------------------------------------------------------------------------


                                                           OCTOBER 31, 2001   17

EXPEDITION EQUITY FUND
STATEMENT OF NET ASSETS


                                                                       VALUE
DESCRIPTION                                                            (000)
-----------------------------------------------------------------------------
Net Assets:
Portfolio Capital of Institutional Shares (unlimited
   authorization -- no par  value) based on 36,161,281
   outstanding shares of beneficial interest                        $327,512
Portfolio Capital of Investment Shares - Class A
   (unlimited authorization -- no par value) based on
   1,419,651 outstanding shares of beneficial interest                16,191
Portfolio Capital of Investment Shares - Class B
   (unlimited authorization -- no par value) based
   on 2,356,221 outstanding shares of beneficial interest             28,394
Accumulated net realized loss on investments                         (37,273)
Net unrealized depreciation on investments                           (16,393)
-----------------------------------------------------------------------------
   Total Net Assets -- 100.0%                                       $318,431
-----------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Institutional Shares                                                $7.99
-----------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share --
   Investment Shares - Class A                                         $7.93
-----------------------------------------------------------------------------
Maximum Offering Price Per Share --
   Investment Shares - Class A (1)                                     $8.26
-----------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Investment Shares - Class B                                         $7.72
-----------------------------------------------------------------------------
* Non-income producing security.
(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
(A) Tri-party Repurchase Agreement
Ltd. -- Limited

The accompanying notes are an integral part of the financial statements.



18   OCTOBER 31, 2001

EXPEDITION EQUITY INCOME FUND
STATEMENT OF NET ASSETS


                                                                       VALUE
DESCRIPTION                                             SHARES         (000)
-----------------------------------------------------------------------------
Common Stock - 98.5%
   Aerospace & Defense - 2.7%
   United Technologies                                  11,000       $   593
-----------------------------------------------------------------------------
   Total Aerospace & Defense                                             593
-----------------------------------------------------------------------------
   Banks - 16.0%
   Bank of New York                                     11,000           374
   BB&T                                                 20,000           642
   Citigroup                                            20,000           910
   JP Morgan Chase                                      17,000           601
   Keycorp                                              18,000           383
   Washington Mutual                                    18,000           544
-----------------------------------------------------------------------------
   Total Banks                                                         3,454
-----------------------------------------------------------------------------
   Computers & Services - 2.4%
   Dell Computer*                                       22,000           528
-----------------------------------------------------------------------------
   Total Computers & Services                                            528
-----------------------------------------------------------------------------
   Consumer Products - 2.5%
   Clorox                                               15,000           535
-----------------------------------------------------------------------------
   Total Consumer Products                                               535
-----------------------------------------------------------------------------
   Diversified Financial Services - 8.4%
   Alliance Capital Management Holding LP               15,000           715
   Goldman Sachs Group                                   7,500           586
   Morgan Stanley Dean Witter                           10,500           514
-----------------------------------------------------------------------------
   Total Diversified Financial Services                                1,815
-----------------------------------------------------------------------------
   Diversified Manufacturing - 6.1%
   General Electric                                     20,000           728
   Tyco International Ltd.                              12,040           592
-----------------------------------------------------------------------------
   Total Diversified Manufacturing                                     1,320
-----------------------------------------------------------------------------
   Electrical Services - 7.9%
   Exelon                                               10,000           421
   Mirant*                                              26,500           689
   Southern                                             25,000           597
-----------------------------------------------------------------------------
   Total Electrical Services                                           1,707
-----------------------------------------------------------------------------
   Electronic Components - 1.3%
   Solectron*                                           22,000           271
-----------------------------------------------------------------------------
   Total Electronic Components                                           271
-----------------------------------------------------------------------------
   Insurance - 4.4%
   American International Group                          6,000           471
   Marsh & McLennan                                      5,000           484
-----------------------------------------------------------------------------
   Total Insurance                                                       955
-----------------------------------------------------------------------------



                                                           OCTOBER 31, 2001   19

EXPEDITION EQUITY INCOME FUND
STATEMENT OF NET ASSETS


                                                                       VALUE
DESCRIPTION                                              SHARES        (000)
-----------------------------------------------------------------------------
   Machinery - 2.8%
   Applied Materials*                                   17,500       $   597
-----------------------------------------------------------------------------
   Total Machinery                                                       597
-----------------------------------------------------------------------------
   Medical Products & Services - 1.9%
   Baxter International                                  8,500           411
-----------------------------------------------------------------------------
   Total Medical Products & Services                                     411
-----------------------------------------------------------------------------
   Metals-Aluminum - 2.8%
   Alcoa                                                19,000           613
-----------------------------------------------------------------------------
   Total Metals-Aluminum                                                 613
-----------------------------------------------------------------------------
   Multimedia - 4.0%
   AOL Time Warner*                                     28,000           874
-----------------------------------------------------------------------------
   Total Multimedia                                                      874
-----------------------------------------------------------------------------
   Oil Field Services - 2.1%
   Anadarko Petroleum                                    8,000           456
-----------------------------------------------------------------------------
   Total Oil Field Services                                              456
-----------------------------------------------------------------------------
   Petroleum Refining - 11.5%
   ChevronTexaco                                        10,010           886
   Exxon Mobil                                          21,500           848
   Royal Dutch Petroleum                                15,000           758
-----------------------------------------------------------------------------
   Total Petroleum Refining                                            2,492
-----------------------------------------------------------------------------
   Real Estate Investment Trusts - 2.0%
   Crescent Real Estate Equities                        25,000           440
-----------------------------------------------------------------------------
   Total Real Estate Investment Trusts                                   440
-----------------------------------------------------------------------------
   Retail - 8.2%
   Lowe's                                               20,000           682
   Target                                               20,000           623
   Wal-Mart Stores                                       9,240           475
-----------------------------------------------------------------------------
   Total Retail                                                        1,780
-----------------------------------------------------------------------------
   Software & Programming - 1.9%
   Microsoft*                                            7,000           407
-----------------------------------------------------------------------------
   Total Software & Programming                                          407
-----------------------------------------------------------------------------
   Telephones & Telecommunications - 9.6%
   AT&T                                                 27,040           412
   Nortel Networks                                      48,000           279
   Qwest Communications International                   27,000           350
   SBC Communications                                   10,000           381
   Verizon Communications                               13,000           648
-----------------------------------------------------------------------------
   Total Telephones & Telecommunications                               2,070
-----------------------------------------------------------------------------
   Total Common Stock
      (Cost $25,864)                                                  21,318
-----------------------------------------------------------------------------



20   OCTOBER 31, 2001

EXPEDITION EQUITY INCOME FUND
STATEMENT OF NET ASSETS


                                                          FACE         VALUE
DESCRIPTION                                            AMT. (000)      (000)
-----------------------------------------------------------------------------
Repurchase Agreement - 1.2%
   Morgan Stanley Dean Witter (A)
      2.250%, dated 10/31/01, matures
      11/01/01, repurchase price $271,017
      (collateralized by U.S. Treasury Obligations,
      total market value $299,583)                      $  271       $   271
-----------------------------------------------------------------------------
   Total Repurchase Agreement
      (Cost $271)                                                        271
-----------------------------------------------------------------------------
   Total Investments - 99.7%
      (Cost $26,135)                                                  21,589
-----------------------------------------------------------------------------
Other Assets & Liabilities, Net - 0.3%                                    56
-----------------------------------------------------------------------------
Net Assets:
Portfolio Capital of Institutional Shares
   (unlimited authorization -- no par value)
   based on 2,750,905 outstanding shares of
   beneficial interest                                                24,892
Portfolio Capital of Investment Shares -
   Class A (unlimited authorization -- no
   par value) based on 55,118 outstanding shares of
   beneficial interest                                                   565
Portfolio Capital of Investment Shares - Class B
   (unlimited authorization -- no
   par value) based on 113,348 outstanding shares of
   beneficial interest                                                 1,133
Undistributed net investment income                                       23
Accumulated net realized loss on investments                            (422)
Net unrealized depreciation on investments                            (4,546)
-----------------------------------------------------------------------------
   Total Net Assets -- 100.0%                                        $21,645
-----------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Institutional Shares                                                $7.42
-----------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share --
   Investment Shares - Class A                                         $7.41
-----------------------------------------------------------------------------
Maximum Offering Price Per Share --
   Investment Shares - Class A (1)                                     $7.72
-----------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Investment Shares - Class B                                         $7.38
-----------------------------------------------------------------------------

* Non-income producing security.
(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
(A) Tri-party Repurchase Agreement
Ltd. -- Limited
The accompanying notes are an integral part of the financial statements.



                                                           OCTOBER 31, 2001   21

EXPEDITION INVESTMENT GRADE BOND FUND
STATEMENT OF NET ASSETS


                                                          FACE          VALUE
DESCRIPTION                                            AMT. (000)       (000)
-----------------------------------------------------------------------------
U.S. Treasury Obligations - 31.5%
   U.S. Treasury Notes
      7.000%. 07/15/06                                  $2,500      $  2,866
      6.875%, 05/15/06                                   1,000         1,140
      6.750%, 05/15/05                                   1,500         1,677
      6.500%, 05/15/05                                   5,000         5,557
      6.500%, 08/15/05                                   5,000         5,571
      6.500%, 10/15/06                                   3,000         3,386
      6.500%, 02/15/10                                   1,000         1,161
      6.125%, 08/15/07                                   3,000         3,358
      6.000%, 08/15/09                                   3,000         3,371
      5.750%, 11/15/05                                   1,000         1,089
      5.750%, 08/15/10                                   3,000         3,333
      5.625%, 05/15/08                                   2,000         2,192
      5.500%, 05/15/09                                   3,000         3,275
      5.000%, 02/15/11                                   1,500         1,584
-----------------------------------------------------------------------------
   Total U.S. Treasury Obligations
      (Cost $35,396)                                                  39,560
-----------------------------------------------------------------------------
U.S. Government Agency Obligations - 14.8%
   FHLB
      6.789%, 02/05/07                                   1,000         1,126
   FHLMC
      7.000%, 03/15/10                                   3,000         3,461
      6.835%, 01/23/07                                   2,000         2,255
      6.800%, 03/19/07                                   1,000         1,127
      6.625%, 09/15/09                                   3,000         3,397
      6.510%, 01/08/07                                     510           567
      5.950%, 01/19/06                                     500           539
   FNMA
      7.250%, 01/15/10                                   2,500         2,923
      5.500%, 03/15/11                                   3,000         3,148
-----------------------------------------------------------------------------
   Total U.S. Government Agency Obligations
      (Cost $16,261)                                                  18,543
-----------------------------------------------------------------------------
U.S. Government Mortgage-Backed Obligations - 9.4%
   FHLMC, Gold Pool #E00532
      6.500%, 02/01/13                                   1,039         1,085
   FHLMC, Gold Pool #E00543
      6.000%, 04/01/13                                   1,597         1,655
   FHLMC, Gold Pool #E00584
      6.000%, 11/01/13                                   2,465         2,555
   FHLMC, Gold Pool #E00832
      7.500%, 04/01/15                                   1,827         1,932
   FHLMC, Gold Pool #E00856
      7.500%, 06/01/15                                   1,731         1,831
   FNMA, Pool #535966
      7.000%, 05/01/16                                   2,643         2,776
-----------------------------------------------------------------------------
   Total U.S. Government Mortgage-Backed Obligations
      (Cost $11,365)                                                  11,834
-----------------------------------------------------------------------------



22   OCTOBER 31, 2001

EXPEDITION INVESTMENT GRADE BOND FUND
STATEMENT OF NET ASSETS


                                                          FACE          VALUE
DESCRIPTION                                            AMT. (000)       (000)
-----------------------------------------------------------------------------
Corporate Bonds - 38.4%
   Banks - 7.6%
   Bank of America
      7.875%, 05/16/05                                  $2,000      $  2,237
      5.875%, 02/15/09                                   1,000         1,016
   Bank One
      6.000%, 08/01/08                                   2,000         2,060
   Citigroup
      6.500%, 01/18/11                                   2,000         2,136
      5.750%, 05/10/06                                   1,000         1,050
   Wells Fargo, Ser G, MTN
      6.875%, 08/08/06                                   1,000         1,093
-----------------------------------------------------------------------------
   Total Banks                                                         9,592
-----------------------------------------------------------------------------
   Broker/Dealers - 4.3%
   Merrill Lynch
      6.375%, 10/15/08                                   1,000         1,052
   Morgan Stanley Dean Witter
      7.750%, 06/15/05                                   2,000         2,220
      6.750%, 04/15/11                                   2,000         2,096
-----------------------------------------------------------------------------
   Total Broker/Dealers                                                5,368
-----------------------------------------------------------------------------
   Chemicals - 1.8%
   EI Du Pont de Nemours
      6.875%, 10/15/09                                   2,000         2,230
-----------------------------------------------------------------------------
   Total Chemicals                                                     2,230
-----------------------------------------------------------------------------
   Computers & Services - 1.7%
   Hewlett-Packard
      7.150%, 06/15/05                                   2,000         2,153
-----------------------------------------------------------------------------
   Total Computers & Services                                          2,153
-----------------------------------------------------------------------------
   Diversified Financial Services - 13.5%
   Ford Motor Credit
      7.875%, 06/15/10                                   2,000         2,098
      7.500%, 03/15/05                                   2,000         2,112
   General Electric Capital, Ser A, MTN
      7.375%, 01/19/10                                   3,000         3,428
      6.800%, 11/01/05                                   2,000         2,190
   General Motors Acceptance
      6.750%, 01/15/06                                   2,000         2,050
      6.150%, 04/05/07                                   2,000         1,983
   Household Finance
      6.375%, 10/15/11                                   1,000         1,017
   Wells Fargo Financial
      5.875%, 08/15/08                                   2,000         2,092
-----------------------------------------------------------------------------
   Total Diversified Financial Services                               16,970
-----------------------------------------------------------------------------



                                                           OCTOBER 31, 2001   23

EXPEDITION INVESTMENT GRADE BOND FUND
STATEMENT OF NET ASSETS


                                                          FACE          VALUE
DESCRIPTION                                            AMT. (000)       (000)
-----------------------------------------------------------------------------
   Electrical Services - 1.6%
   Alabama Power, Ser G
      5.375%, 10/01/08                                  $2,000      $  1,980
-----------------------------------------------------------------------------
   Total Electrical Services                                           1,980
-----------------------------------------------------------------------------
   Food, Beverage & Tobacco - 0.0%
   General Mills, MTN
      8.080%, 11/18/03                                      60            65
-----------------------------------------------------------------------------
   Total Food, Beverage & Tobacco                                         65
-----------------------------------------------------------------------------
   Multimedia - 1.7%
   Walt Disney, Ser B
      6.750%, 03/30/06                                   2,000         2,143
-----------------------------------------------------------------------------
   Total Multimedia                                                    2,143
-----------------------------------------------------------------------------
   Retail - 6.2%
   Lowe's
      8.250%, 06/01/10                                   2,000         2,325
   Target
      5.875%, 11/01/08                                   2,000         2,080
   Wal-Mart Stores
      6.875%, 08/10/09                                   3,000         3,360
-----------------------------------------------------------------------------
   Total Retail                                                        7,765
-----------------------------------------------------------------------------
   Total Corporate Bonds
      (Cost $45,034)                                                  48,266
-----------------------------------------------------------------------------

Asset-Backed Securities - 4.2%
   MBNA Master Credit Card Trust, Ser 1999-J, Cl A
      7.000%, 02/15/12                                   3,000         3,369
   Standard Credit Card Master Trust,
      Ser 1994-2, Cl A (A)
      7.250%, 04/07/06                                   1,725         1,922
-----------------------------------------------------------------------------
   Total Asset-Backed Securities
      (Cost $4,890)                                                    5,291
-----------------------------------------------------------------------------

Repurchase Agreement - 0.5%
   Morgan Stanley Dean Witter (B)
      2.250%, dated 10/31/01, matures
      11/01/01, repurchase price $566,035
      (collateralized by U.S. Treasury Obligations,
      total market value $625,698)                       $ 566           566
-----------------------------------------------------------------------------
   Total Repurchase Agreement
      (Cost $566)                                                        566
-----------------------------------------------------------------------------
   Total Investments - 98.8%
      (Cost $113,512)                                                124,060
-----------------------------------------------------------------------------
Other Assets & Liabilities, Net - 1.2%                                 1,540
-----------------------------------------------------------------------------





24   OCTOBER 31, 2001

EXPEDITION INVESTMENT GRADE BOND FUND
STATEMENT OF NET ASSETS


                                                                       VALUE
DESCRIPTION                                                            (000)
-----------------------------------------------------------------------------
Net Assets:
Portfolio Capital of Institutional Shares
   (unlimited authorization -- no par
   value) based on 11,255,727 outstanding shares of
   beneficial interest                                              $108,391
Portfolio Capital of Investment Shares -
   Class A (unlimited authorization -- no
   par value) based on 496,972 outstanding shares of
   beneficial interest                                                 9,194
Portfolio Capital of Investment Shares - Class B
(unlimited authorization -- no
   par value) based on 99,778 outstanding shares of
   beneficial interest                                                 1,011
Accumulated net realized loss on investments                          (3,544)
Net unrealized appreciation on investments                            10,548
-----------------------------------------------------------------------------
   Total Net Assets -- 100.0%                                       $125,600
-----------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Institutional Shares                                               $10.60
-----------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share --
   Investment Shares - Class A                                        $10.59
Maximum Offering Price Per Share --
   Investment Shares - Class A (1)                                    $11.03
Net Asset Value, Offering and Redemption Price Per Share --
   Investment Shares - Class B                                        $10.61
-----------------------------------------------------------------------------

(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
(A) Variable Rate Security -- The rate reported is the rate in effect on October 31, 2001.
(B) Tri-party Repurchase Agreement
Cl -- Class
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
Ser -- Series

The accompanying notes are an integral part of the financial statements.



                                                           OCTOBER 31, 2001   25

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND
STATEMENT OF NET ASSETS


                                                          FACE         VALUE
DESCRIPTION                                            AMT. (000)      (000)
-----------------------------------------------------------------------------
Municipal Bonds - 97.7%
   Alabama - 4.9%
   Birmingham, Capital Improvement Warrants GO, Ser A
      5.550%, 08/01/21                                  $1,000       $ 1,055
   Montgomery, Warrants GO, Ser A
      5.100%, 10/01/09                                   1,000         1,079
   Shelby County, Board of Education,
      Capital Outlay School Warrants, AMBAC
      5.500%, 02/01/08                                   1,000         1,074
   Tuscaloosa, Warrants
      5.650%, 01/01/17                                   1,000         1,077
-----------------------------------------------------------------------------
   Total Alabama                                                       4,285
-----------------------------------------------------------------------------
   Arizona - 3.8%
   Arizona State, School Facilities Board Authority RB,
      State School Improvement Project
      4.500%, 07/01/05                                   1,000         1,056
   Arizona State, Transportation Board
      Highway Authority RB
      5.375%, 07/01/13                                   1,000         1,094
   Tucson GO, Ser 1994-D
      6.250%, 07/01/14                                   1,000         1,194
-----------------------------------------------------------------------------
   Total Arizona                                                       3,344
-----------------------------------------------------------------------------
   California - 7.7%
   California State GO
      5.250%, 03/01/13                                   1,000         1,072
   California State GO, MBIA
      5.000%, 02/01/18                                   1,000         1,021
   Los Angeles, Water & Power RB, Ser A-A-1
      5.000%, 07/01/24                                   1,000         1,008
   San Diego, University School District Authority GO,
      Capital Appreciation Election of 1988 Project,
      Ser B, MBIA
      0.000%, 07/01/15                                   1,000           528
   Southern California, Metropolitan Water District RB,
      Ser A
      5.100%, 07/01/25                                   1,000         1,021
   University of California, Multiple Purpose Projects
      RB,
      Ser M, FGIC
      5.125%, 09/01/22                                   1,000         1,025
   University of California, Multiple Purpose
      Projects RB,
      Ser M, FGIC
      5.125%, 09/01/23                                   1,000         1,024
-----------------------------------------------------------------------------
   Total California                                                    6,699
-----------------------------------------------------------------------------



26   OCTOBER 31, 2001

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND
STATEMENT OF NET ASSETS


                                                          FACE         VALUE
DESCRIPTION                                            AMT. (000)      (000)
-----------------------------------------------------------------------------
   Colorado - 4.8%
   Arapahoe County, Colorado School District No. 005 GO
      5.500%, 12/15/19                                  $1,000       $ 1,053
   Colorado State, Water Resource & Power Development
      Authority RB, Ser A
      5.250%, 09/01/15                                   1,000         1,051
   Denver, City and County GO, Ser B
      5.625%, 08/01/07                                   1,000         1,114
   Denver, City and County School District GO, FGIC
      5.000%, 12/01/23                                   1,000         1,004
-----------------------------------------------------------------------------
   Total Colorado                                                      4,222
-----------------------------------------------------------------------------
   Florida - 5.3%
   Florida State, Board of Education Capital Outlay GO,
      Ser A
      5.650%, 01/01/09                                     500           536
   Florida State, Board of Education Capital Outlay GO,
      Ser E, FSA
      5.000%, 06/01/26                                   1,000         1,000
   Florida State, Department of Transportation GO,
      Right of Way Project, Ser B
      5.500%, 07/01/11                                   1,000         1,086
   Palm Beach County GO, Ser A
      5.450%, 08/01/13                                   1,000         1,080
   Tallahasse, Consolidated Utility System RB
      5.625%, 10/01/14                                     910           974
-----------------------------------------------------------------------------
   Total Florida                                                       4,676
-----------------------------------------------------------------------------
   Georgia - 3.7%
   Fulton County, School District GO
      5.000%, 01/01/06                                   1,000         1,069
   Georgia State GO, Ser B
      6.000%, 03/01/12                                   1,000         1,166
   Georgia State GO, Ser B
      5.000%, 07/01/21                                   1,000         1,014
-----------------------------------------------------------------------------
   Total Georgia                                                       3,249
-----------------------------------------------------------------------------
   Hawaii - 1.9%
   Hawaii State GO, Ser CO, FGIC
      6.000%, 03/01/08                                   1,000         1,126
   Hawaii State GO, Ser CR, MBIA
      5.250%, 04/01/11                                     500           538
-----------------------------------------------------------------------------
   Total Hawaii                                                        1,664
-----------------------------------------------------------------------------



                                                           OCTOBER 31, 2001   27

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND
STATEMENT OF NET ASSETS


                                                          FACE         VALUE
DESCRIPTION                                            AMT. (000)      (000)
-----------------------------------------------------------------------------
   Illinois - 6.1%
   Chicago, Project & Refunding GO, Ser C, FGIC
      5.500%, 01/01/19                                  $1,000       $ 1,050
   Cook County GO, Ser B, MBIA
      5.375%, 11/15/12                                   1,000         1,040
   Illinois State GO, FGIC
      5.250%, 06/01/18                                   1,000         1,035
   Illinois State GO, First Series
      5.500%, 06/01/05                                   1,000         1,082
   Illinois State GO, MBIA
      5.750%, 04/01/12                                   1,000         1,115
-----------------------------------------------------------------------------
   Total Illinois                                                      5,322
-----------------------------------------------------------------------------
   Massachusetts - 6.3%
   Massachusetts State, Consolidated Loan GO,
      Ser A Pre-Refunded @ 101 (A)
      6.000%, 02/01/10                                   1,000         1,140
   Massachusetts State, Consolidated Loan GO,
      Ser A Pre-Refunded @ 101 (A)
      6.000%, 02/01/10                                   1,000         1,132
   Massachusetts State, Consolidated Loan GO, Ser C
      5.250%, 08/01/17                                   1,000         1,071
   Massachusetts State, Consolidated Loan GO, Ser C
      5.250%, 08/01/18                                   1,000         1,066
   Route 3 North, Transportation Improvement RB, MBIA
      5.750%, 06/15/18                                   1,000         1,083
-----------------------------------------------------------------------------
   Total Massachusetts                                                 5,492
-----------------------------------------------------------------------------
   Minnesota - 0.6%
   Minnesota State, Public Facilities Authority RB,
      Water Pollution Control, Ser A
      6.000%, 03/01/09                                     500           542
-----------------------------------------------------------------------------
   Total Minnesota                                                       542
-----------------------------------------------------------------------------
   Nevada - 1.3%
   Clark County GO
      6.000%, 07/01/06                                   1,000         1,116
-----------------------------------------------------------------------------
   Total Nevada                                                        1,116
-----------------------------------------------------------------------------
   New Jersey - 1.3%
   New Jersey State GO, Ser F
      5.500%, 08/01/11                                   1,000         1,131
-----------------------------------------------------------------------------
   Total New Jersey                                                    1,131
-----------------------------------------------------------------------------



28   OCTOBER 31, 2001

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND
STATEMENT OF NET ASSETS


                                                          FACE         VALUE
DESCRIPTION                                            AMT. (000)      (000)
-----------------------------------------------------------------------------
   New York - 12.2%
   Brookhaven GO, FGIC
      5.500%, 10/01/13                                  $  500        $  539
   New York City GO, Ser B
      5.750%, 08/01/14                                   1,000         1,089
   New York City GO, Ser C, MBIA
      5.375%, 11/15/17                                   1,000         1,039
   New York City, Municipal Water Authority RB, Ser B
      5.000%, 06/15/24                                   1,000           987
   New York State GO, Ser A Pre-Refunded @ 101 (A)
      5.875%, 03/15/05                                   1,000         1,116
   New York State GO, Ser F
      5.250%, 09/15/13                                     500           532
   New York State, Dorm Authority RB,
      Rochester Institute of Technology Project, MBIA
      5.300%, 07/01/17                                   1,000         1,036
   New York State, Environmental Water Facilities RB,
      NYC Municipal Water Project
      5.875%, 06/15/14                                   1,000         1,073
   New York State, Environmental Water Facilities RB,
      Pooled Loan Program, Ser B
      5.875%, 01/15/17                                   2,000         2,210
   Triborough, Bridge & Tunnel Authority RB, Ser A
      5.250%, 01/01/17                                   1,000         1,038
-----------------------------------------------------------------------------
   Total New York                                                     10,659
-----------------------------------------------------------------------------
   North Carolina - 3.0%
   Charlotte,  Water & Sewer Systems RB
      5.125%, 06/01/26                                   1,000         1,017
   Winston-Salem, Water & Sewer Systems RB
      5.250%, 06/01/21                                   1,500         1,562
-----------------------------------------------------------------------------
   Total North Carolina                                                2,579
-----------------------------------------------------------------------------
   Ohio - 3.7%
   Columbus GO, Ser 2
      5.750%, 06/15/15                                   1,000         1,114
   Columbus GO, Ser 2
      5.500%, 06/15/16                                   1,000         1,081
   Ohio State RB, Higher Education Facilites Project,
     Ser II-A
      5.000%, 12/01/04                                   1,000         1,070
-----------------------------------------------------------------------------
   Total Ohio                                                          3,265
-----------------------------------------------------------------------------
   Oregon - 1.2%
   Oregon State, Alternative Energy Project GO, Ser E
      5.800%, 07/01/07                                   1,000         1,067
-----------------------------------------------------------------------------
   Total Oregon                                                        1,067
-----------------------------------------------------------------------------



                                                           OCTOBER 31, 2001   29

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND
STATEMENT OF NET ASSETS


                                                          FACE         VALUE
DESCRIPTION                                            AMT. (000)      (000)
-----------------------------------------------------------------------------
   Pennsylvania - 3.6%
   Pennsylvania State GO, First Series
      5.000%, 01/15/11                                  $1,000       $ 1,082
   Pennsylvania State GO, First Series, MBIA
      5.000%, 06/01/18                                   1,000         1,019
   Pennsylvania State, Intergovernmental Authority ST,
      Philadelphia Funding Project, FGIC
      5.250%, 06/15/15                                   1,000         1,045
-----------------------------------------------------------------------------
   Total Pennsylvania                                                  3,146
-----------------------------------------------------------------------------
   South Carolina - 1.2%
   Lancaster County, School District GO, FSA
      5.100%, 03/01/15                                   1,000         1,048
-----------------------------------------------------------------------------
   Total South Carolina                                                1,048
-----------------------------------------------------------------------------
   Texas - 10.5%
   Collin County, Permanent Improvement GO, Ser A
      5.400%, 02/15/14                                   1,025         1,093
   Collin County, Texas Highway Improvement GO
      5.500%, 02/15/18                                   1,000         1,052
   Dallas GO
      5.250%, 02/15/14                                   1,000         1,060
   Dallas, Independent School District GO
      5.250%, 08/15/12                                   1,000         1,072
   Fort Bend, Independent School District GO,
      Pre-Refunded @ 100 (A)
      5.800%, 02/15/05                                     975         1,064
   Houston, Independent School District GO
      5.375%, 08/15/17                                   1,000         1,029
   Lamar, Consolidated Independent School District GO
      5.500%, 02/15/15                                     500           532
   Lower Colorado, River Authority RB, Ser A, FSA
      5.875%, 05/15/16                                   1,000         1,095
   Texas State, Public Finance Authority GO
      5.000%, 10/01/12                                     500           524
   Texas State, Water Development Board RB,
      Revolving Fund, Ser A
      5.500%, 07/15/10                                     660           705
-----------------------------------------------------------------------------
   Total Texas                                                         9,226
-----------------------------------------------------------------------------
   Utah - 2.5%
   Salt Lake City GO
      5.000%, 06/15/06                                   1,000         1,076
   Utah State, Intermountain Power Agency RB,
      Ser B, MBIA ETM
      6.000%, 07/01/06                                   1,000         1,125
-----------------------------------------------------------------------------
   Total Utah                                                          2,201
-----------------------------------------------------------------------------



30   OCTOBER 31, 2001

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND
STATEMENT OF NET ASSETS


                                                      SHARES/FACE      VALUE
DESCRIPTION                                            AMT. (000)      (000)
-----------------------------------------------------------------------------
   Virginia - 2.2%
   Newport News GO, Ser A, MBIA
      5.625%, 07/01/15                                  $  795       $   840
   Virginia, Commonwealth Transportation Board RB,
      Northern Virginia Transportation Program, Ser A
      5.500%, 05/15/15                                   1,000         1,077
-----------------------------------------------------------------------------
   Total Virginia                                                      1,917
-----------------------------------------------------------------------------
   Washington - 6.2%
   Seattle, Water System RB, Ser B
      5.750%, 07/01/15                                   1,000         1,090
   Washington State GO, Ser A
      5.625%, 07/01/22                                   1,000         1,052
   Washington State GO, Ser B
      6.000%, 01/01/13                                   1,000         1,126
   Washington State GO, Ser C
      5.500%, 07/01/18                                   1,000         1,103
   Washington State, Higher Education Facilities RB,
      Gonzaga University Project, MBIA
      5.000%, 04/01/17                                   1,000         1,013
-----------------------------------------------------------------------------
   Total Washington                                                    5,384
-----------------------------------------------------------------------------
   West Virginia - 1.2%
   West Virginia State GO, State Road Project, FGIC
      5.625%, 06/01/18                                   1,000         1,070
-----------------------------------------------------------------------------
   Total West Virginia                                                 1,070
-----------------------------------------------------------------------------
   Wisconsin - 2.5%
   Wisconsin State GO, Ser A Pre-Refunded @ 100 (A)
      5.600%, 05/01/10                                   1,000         1,134
   Wisconsin State GO, Ser C
      5.500%, 05/01/19                                   1,000         1,050
-----------------------------------------------------------------------------
   Total Wisconsin                                                     2,184
-----------------------------------------------------------------------------
   Total Municipal Bonds
      (Cost $80,375)                                                  85,488
-----------------------------------------------------------------------------
Other Investment Company - 1.2%
   Expedition Tax-Free Money Market Fund             1,066,402         1,066
-----------------------------------------------------------------------------
   Total Other Investment Company
      (Cost $1,066)                                                    1,066
-----------------------------------------------------------------------------
   Total Investments - 98.9%
      (Cost $81,441)                                                  86,554
-----------------------------------------------------------------------------
Other Assets & Liabilities, Net - 1.1%                                   961
-----------------------------------------------------------------------------



                                                           OCTOBER 31, 2001   31

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND
STATEMENT OF NET ASSETS


                                                                       VALUE
DESCRIPTION                                                            (000)
-----------------------------------------------------------------------------
Net Assets:
Portfolio Capital of Institutional Shares
   (unlimited authorization -- no par
   value) based on 7,941,484 outstanding shares of
   beneficial interest                                              $ 81,066
Portfolio Capital of Investment Shares - Class A
   (unlimited authorization -- no
   par value) based on 80,125 outstanding shares of
   beneficial interest                                                   822
Portfolio Capital of Investment Shares - Class B
   (unlimited authorization -- no
   par value) based on 16,738 outstanding shares of
   beneficial interest                                                   176
Accumulated net realized gain on investments                             338
Net unrealized appreciation on investments                             5,113
-----------------------------------------------------------------------------
   Total Net Assets -- 100.0%                                       $ 87,515
-----------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Institutional Shares                                               $10.89
-----------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share --
   Investment Shares - Class A                                        $10.88
-----------------------------------------------------------------------------
Maximum Offering Price Per Share --
   Investment Shares - Class A (1)                                    $11.33
-----------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Investment Shares - Class B                                        $10.89
-----------------------------------------------------------------------------
(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
(A) Pre-Refunded Security - The maturity date shown is the pre-refunded date. AMBAC -- American Municipal Bond Assurance Company
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Company
FSA -- Financial Security Assurance
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
RB -- Revenue Bond
Ser -- Series
ST -- Special Tax

The accompanying notes are an integral part of the financial statements.



32   OCTOBER 31, 2001

EXPEDITION MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                        FACE           VALUE
DESCRIPTION                                           AMT. (000)       (000)
-----------------------------------------------------------------------------
Commercial Paper - 81.8%
   Automotive - 4.3%
   Guardian Industries
      3.502%, 11/13/01                                 $ 5,000       $ 4,994
      3.650%, 11/20/01                                   5,000         4,990
      3.350%, 11/20/01                                   5,000         4,991
      3.539%, 11/28/01                                  10,000         9,974
-----------------------------------------------------------------------------
   Total Automotive                                                   24,949
-----------------------------------------------------------------------------
   Banks - 3.1%
   Wells Fargo
      2.450%, 11/30/01                                   5,000         4,990
      2.250%, 12/21/01                                   8,000         7,975
      2.250%, 12/28/01                                   5,000         4,982
-----------------------------------------------------------------------------
   Total Banks                                                        17,947
-----------------------------------------------------------------------------
   Broker/Dealers - 6.9%
   Bear Stearns
      2.230%, 01/25/02                                  10,000         9,947
   Goldman Sachs
      2.500%, 11/14/01                                  10,000         9,991
      2.460%, 11/21/01                                  15,000        14,979
   Morgan Stanley Dean Witter
      3.930%, 11/13/01                                   5,000         4,994
-----------------------------------------------------------------------------
   Total Broker/Dealers                                               39,911
-----------------------------------------------------------------------------
   Consumer Products - 1.7%
   Gillette
      3.411%, 11/23/01                                   5,000         4,990
      2.100%, 04/22/02                                   5,000         4,950
-----------------------------------------------------------------------------
   Total Consumer Products                                             9,940
-----------------------------------------------------------------------------
   Diversified Financial Services - 14.7%
   American General Finance
      2.880%, 11/16/01                                  10,000         9,988
      2.420%, 12/03/01                                  10,000         9,979
   General Electric Capital
      2.400%, 11/16/01                                  10,000         9,990
      2.490%, 11/27/01                                  10,000         9,982
   Toyota Motor Credit
      2.300%, 12/06/01                                  15,000        14,966
      2.180%, 12/13/01                                  10,000         9,975
   Transamerica Finance
      2.420%, 11/28/01                                  10,000         9,982
      2.250%, 01/23/02                                  10,000         9,948
-----------------------------------------------------------------------------
   Total Diversified Financial Services                               84,810
-----------------------------------------------------------------------------



                                                           OCTOBER 31, 2001   33

EXPEDITION MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                         FACE          VALUE
DESCRIPTION                                           AMT. (000)       (000)
-----------------------------------------------------------------------------
   Funding Corporations - 21.5%
   Centric Capital
      3.750%, 11/09/01                                 $ 6,000      $  5,995
      2.550%, 12/07/01                                   5,000         4,987
      2.180%, 12/28/01                                   4,600         4,584
      2.370%, 01/23/02                                   6,000         5,967
      2.070%, 03/28/02                                   4,000         3,966
   Falcon Asset Securitization
      3.399%, 11/20/01                                   8,000         7,986
      2.320%, 11/27/01                                  10,000         9,983
      2.250%, 01/22/02                                   8,000         7,959
   Preferred Receivables Funding
      2.460%, 11/09/01                                  13,000        12,993
      2.350%, 11/28/01                                  10,000         9,983
   Quincy Capital
      2.480%, 11/02/01                                  10,000         9,999
      2.400%, 11/26/01                                  15,000        14,975
   Receivables Capital
      2.490%, 11/15/01                                  10,000         9,990
      2.250%, 12/04/01                                   5,000         4,990
      2.400%, 12/06/01                                  10,000         9,977
-----------------------------------------------------------------------------
   Total Funding Corporations                                        124,334
-----------------------------------------------------------------------------
   Leasing & Renting - 3.4%
   International Lease Finance
      2.460%, 11/01/01                                  10,000        10,000
      2.170%, 02/28/02                                  10,000         9,928
-----------------------------------------------------------------------------
   Total Leasing & Renting                                            19,928
-----------------------------------------------------------------------------
   Miscellaneous Business Services - 3.5%
   First Data
      2.430%, 11/06/01                                  15,000        14,995
      2.300%, 11/20/01                                   5,000         4,994
-----------------------------------------------------------------------------
   Total Miscellaneous Business Services                              19,989
-----------------------------------------------------------------------------
   Pharmaceuticals - 1.7%
   Abbott Labs
      2.430%, 11/07/01                                  10,000         9,996
-----------------------------------------------------------------------------
   Total Pharmaceuticals                                               9,996
-----------------------------------------------------------------------------
   Special Purpose Entity - 4.3%
   Three Pillars
      2.430%, 11/19/01                                  10,000         9,988
      2.260%, 12/03/01                                   6,000         5,988
      2.200%, 01/29/02                                   9,000         8,951
-----------------------------------------------------------------------------
   Total Special Purpose Entity                                       24,927
-----------------------------------------------------------------------------



34   OCTOBER 31, 2001

EXPEDITION MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                          FACE         VALUE
DESCRIPTION                                            AMT. (000)      (000)
-----------------------------------------------------------------------------
   Telephones & Telecommunications - 12.7%
   BellSouth
      2.400%, 11/05/01                                 $10,000      $  9,997
      3.399%, 11/19/01                                   5,000         4,992
      2.460%, 11/19/01                                   5,515         5,508
      2.490%, 11/23/01                                   4,000         3,994
   SBC Communications
      2.380%, 12/05/01                                  15,000        14,966
      2.230%, 01/22/02                                  10,000         9,949
   Verizon Net Funding
      2.480%, 12/07/01                                  10,000         9,975
      2.320%, 12/14/01                                  14,000        13,962
-----------------------------------------------------------------------------
   Total Telephones & Telecommunications                              73,343
-----------------------------------------------------------------------------
   Utilities - 4.0%
   National Rural Utilities
      2.600%, 11/09/01                                  10,000         9,994
      2.420%, 11/19/01                                   8,000         7,991
      2.250%, 12/06/01                                   5,000         4,989
-----------------------------------------------------------------------------
   Total Utilities                                                    22,974
-----------------------------------------------------------------------------
   Total Commercial Paper
      (Cost $473,048)                                                473,048
-----------------------------------------------------------------------------
Corporate Bonds - 5.7%
   Banks - 0.4%
   Wells Fargo
      6.500%, 09/03/02                                   2,000         2,046
-----------------------------------------------------------------------------
   Total Banks                                                         2,046
-----------------------------------------------------------------------------
   Broker/Dealers - 1.1%
   Bear Stearns
      6.500%, 08/01/02                                   5,500         5,613
   Merrill Lynch, Ser B, MTN
      5.710%, 01/15/02                                   1,000         1,000
-----------------------------------------------------------------------------
   Total Broker/Dealers                                                6,613
-----------------------------------------------------------------------------
   Diversified Financial Services - 3.8%
   American General Finance, Ser E, MTN
      6.550%, 06/24/02                                   1,495         1,518
   Associates Corporation of North America
      6.375%, 07/15/02                                   2,200         2,242
      5.875%, 07/15/02                                   1,100         1,115
      6.500%, 08/15/02                                   1,000         1,022
      6.500%, 10/15/02                                   2,000         2,068
   Associates Corporation of North America Ser H, MTN
      6.900%, 07/29/02                                   1,500         1,531



                                                           OCTOBER 31, 2001   35

EXPEDITION MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                     SHARES/FACE       VALUE
DESCRIPTION                                           AMT. (000)       (000)
-----------------------------------------------------------------------------
   Associates Corporation of North America, Ser I, MTN
      6.970%, 05/09/02                                  $3,000      $  3,042
   General Electric Capital, Ser A, MTN, Global Bond
      5.330%, 01/11/02                                   1,500         1,504
      7.000%, 03/01/02                                   2,000         2,014
   Norwest Financial
      6.375%, 11/15/01                                   1,000         1,000
      6.375%, 07/16/02                                   1,000         1,016
      6.250%, 11/01/02                                   1,000         1,035
   Transamerica Finance
      7.250%, 08/15/02                                   1,470         1,505
   Transamerica Finance, Ser E, MTN
      6.125%, 11/01/01                                   1,454         1,454
-----------------------------------------------------------------------------
   Total Diversified Financial Services                               22,066
-----------------------------------------------------------------------------
   Leasing & Renting - 0.4%
   International Lease Finance, Ser G, MTN
      8.350%, 02/04/02                                   2,350         2,369
-----------------------------------------------------------------------------
   Total Leasing & Renting                                             2,369
-----------------------------------------------------------------------------
   Total Corporate Bonds
      (Cost $33,094)                                                  33,094
-----------------------------------------------------------------------------
U.S. Government Obligations - 4.3%
   FNMA (A)
      3.400%, 11/15/01                                  15,000        14,985
      2.190%, 12/20/01                                  10,000         9,969
-----------------------------------------------------------------------------
   Total U.S.Government Obligations
      (Cost $24,954)                                                  24,954
-----------------------------------------------------------------------------
Repurchase Agreement - 5.8%
   JP Morgan Chase (B)
      2.500%, dated 10/31/01, matures
      11/01/01, repurchase price $33,365,317
      (collateralized by U.S. Treasury Bonds,
      total market value $34,365,532)                   33,363        33,363
-----------------------------------------------------------------------------
   Total Repurchase Agreement
      (Cost $33,363)                                                  33,363
-----------------------------------------------------------------------------
Other Investment Companies - 2.5%
   Financial Square Government Money Market Fund    14,337,229        14,337
-----------------------------------------------------------------------------
   Total Other Investment Companies
      (Cost $14,337)                                                  14,337
-----------------------------------------------------------------------------
   Total Investments - 100.1%
      (Cost $578,796)                                                578,796
-----------------------------------------------------------------------------
Other Assets & Liabilities, Net - (0.1)%                                (538)
-----------------------------------------------------------------------------



36   OCTOBER 31, 2001

EXPEDITION MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                                       VALUE
DESCRIPTION                                                            (000)
-----------------------------------------------------------------------------
Net Assets:
Portfolio Capital of Institutional Shares
   (unlimited authorization -- no par
   value) based on 147,791,300 outstanding shares of
   beneficial interest                                              $147,791
Portfolio Capital of Investment Service Shares
   (unlimited authorization -- no
   par value) based on 377,894,967 outstanding shares of
   beneficial interest                                               377,894
Portfolio Capital of Sweep Class Shares
   (unlimited authorization -- no par
   value) based on 52,525,717 outstanding shares of
   beneficial interest                                                52,525
Accumulated net realized gain on investments                              48
-----------------------------------------------------------------------------
   Total Net Assets -- 100.0%                                       $578,258
-----------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Institutional Shares                                                $1.00
-----------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Investment Service Shares                                           $1.00
-----------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Sweep Class Shares $1.00
-----------------------------------------------------------------------------
(A) Discount Note - The rate reported is the discount rate at time of purchase. FNMA -- Federal National Mortgage Association
Ser -- Series
The accompanying notes are an integral part of the financial statements.



                                                           OCTOBER 31, 2001   37

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                         FACE          VALUE
DESCRIPTION                                           AMT. (000)       (000)
-----------------------------------------------------------------------------
Municipal Bonds - 102.3%
   Alabama - 1.9%
   Mobile, Industrial Development Board RB,
      Holnam Inc. Project, Ser B (A) (B) (C)
      1.950%, 06/01/32                                  $3,000       $ 3,000
-----------------------------------------------------------------------------
   Total Alabama                                                       3,000
-----------------------------------------------------------------------------
   Alaska - 0.2%
   Alaska State, Housing Finance Authority RB,
      State Capital Project, Ser A
      4.000%, 12/01/01                                     290           290
-----------------------------------------------------------------------------
   Total Alaska                                                          290
-----------------------------------------------------------------------------
   Arizona - 1.2%
   Apache County, Industrial Development Authority RB,
      Tucson Electrical Power -
      Springerville Project (A) (B) (C)
      1.950%, 12/01/20                                     100           100
   Arizona State, Healthcare Facilities Authority RB,
      Pooled Financing, Ser A (A) (B)
      2.150%, 06/01/30                                     700           700
   Maricopa County, Industrial Development Authority RB,
      Samaritan Health Services Project, Ser A, MBIA ETM
      7.000%, 12/01/01                                   1,000         1,004
-----------------------------------------------------------------------------
   Total Arizona                                                       1,804
-----------------------------------------------------------------------------
   Colorado - 5.9%
   Castle Pines, North Metropolitan District Authority
      GO (A) (B) (C)
      2.200%, 12/01/28                                   1,400         1,400
   Colorado State, Health Facilities Authority RB,
      Visiting Nurse Corp. Project, Ser A (A) (B) (C)
      2.100%, 07/01/31                                   1,625         1,625
   Denver City & County, Multi-Family Housing
      Authority RB, Cottonwood Creek Project,
      Ser A, FHLMC  (A) (B) (C)
      2.050%, 04/15/14                                   2,500         2,500
   Denver City & County, Multi-Family Housing
      Authority RB, Ogden Residences
      Project (A) (B) (C)
      2.100%, 12/01/09                                   1,100         1,100
   SBC Metropolitan District GO (A) (B) (C)
      4.450%, 12/01/17                                   1,550         1,550
   Summit County, Colorado Recreational Facilities
      Authority RB, Copper Mountain Project (A) (B) (C)
      2.450%, 04/01/17                                     850           850
-----------------------------------------------------------------------------
   Total Colorado                                                      9,025
-----------------------------------------------------------------------------



38   OCTOBER 31, 2001

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                        FACE           VALUE
DESCRIPTION                                           AMT. (000)       (000)
-----------------------------------------------------------------------------
   Delaware - 0.5%
   Delaware State, Economic Development Authority RB,
      School House Project (A) (B) (C)
      2.000%, 12/01/15                                  $  750        $  750
-----------------------------------------------------------------------------
   Total Delaware                                                        750
-----------------------------------------------------------------------------
   Florida - 4.1%
   Capital Trust Agency, Multi-Family Housing Authority RB,
      Community Loan Program (A) (B)
      2.250%, 12/01/32                                   2,455         2,455
   Dade County, Educational Facilities Authority RB,
      University of Miami Project, Ser A, MBIA
      5.500%, 04/01/02                                   1,435         1,453
   Orange County, Industrial Development Authority RB,
      Orlando Hawaiian Motel (A) (B) (C)
      2.350%, 10/01/15                                     765           765
   Palm Beach County, Economic Development Authority RB,
      YMCA Boynton Beach Project (A) (B) (C)
      2.100%, 01/01/24                                   1,700         1,700
-----------------------------------------------------------------------------
   Total Florida                                                       6,373
-----------------------------------------------------------------------------
   Georgia - 9.7%
   Clayton County, Multi-Family Housing Authority RB,
      Rivers Edge Project (A) (B) (C)
      2.150%, 08/01/06                                   1,400         1,400
   Fulton County, State Development Authority RB,
      Robert W. Woodruff Arts Center Project (A) (B) (C)
      2.100%, 02/01/16                                   4,900         4,900
   Gwinnett County, Multi-Family Housing Authority RB,
      Post Corners Project, FNMA (A) (B)
      1.950%, 06/01/25                                   2,600         2,600
   Macon-Bibb County, Hospital Authority RB,
      Medical Control Center Project (A) (B) (C)
      2.100%, 12/01/18                                   1,400         1,400
   Roswell, Multi-Family Housing Authority RB,
      Post Canyon Project, FNMA (A) (B)
      1.950%, 06/01/25                                   1,000         1,000
   Southern Georgia, Hospital Revenue Authority RB,
      Alliance Community Hospitals Project, Ser A,
      AMBAC (A) (B)
      2.150%, 04/01/29                                   1,900         1,900
   Walton County, Industrial Development Authority RB,
      Walton Monroe Mills, Ser B (A) (B) (C)
      2.100%, 06/01/04                                   1,700         1,700
-----------------------------------------------------------------------------
   Total Georgia                                                      14,900
-----------------------------------------------------------------------------



                                                           OCTOBER 31, 2001   39

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                         FACE          VALUE
DESCRIPTION                                           AMT. (000)       (000)
-----------------------------------------------------------------------------
   Illinois - 9.6%
   East Peoria, Multi-Family Housing RB (A) (B) (C)
      2.350%, 06/01/08                                  $  525        $  525
   Illinois State, Development Finance Authority RB,
      Glenwood School For Boys Project (A) (B) (C)
      2.000%, 02/01/33                                   1,200         1,200
   Illinois State, Development Finance Authority RB,
      Goodman Theater Project (A) (B) (C)
      2.050%, 12/01/33                                   1,750         1,750
   Illinois State, Educational Facilities Authority RB,
      Art Institute of Chicago Project (A) (B)
      2.050%, 03/01/27                                     900           900
   Illinois State, Educational Facilities Authority RB,
      Concordia University River Project (A) (B) (C)
      2.100%, 10/01/31                                     600           600
   Illinois State, Health Facilities Authority RB,
      Elmhurst Memorial Hospital Project, Ser B (A) (B)
      2.100%, 01/01/20                                   1,800         1,800
   Lincolnwood, Industrial Development Authority RB,
      Self Storage Center Project (A) (B) (C)
      2.250%, 02/01/04                                   1,270         1,270
   Oakbrook Terrace, Industrial Development Authority RB,
      Oakbrook Terrace Atrium Project (A) (B) (C)
      2.350%, 12/01/25                                   2,000         2,000
   Orland Park, Illinois Industrial Development
      Authority RB (A) (B) (C)
      2.400%, 12/28/04                                     950           950
   River Grove, Industrial Development Authority RB,
      Self Storage Center Project (A) (B) (C)
      2.250%, 02/01/03                                   1,285         1,285
   Sangamon County, School District No. 186 TAW
      4.500%, 12/20/01                                   1,000         1,001
   Tinley Park, Special Assessment RB, Town Pointe
      Development Project (A) (B) (C)
      2.050%, 02/01/07                                   1,395         1,395
-----------------------------------------------------------------------------
   Total Illinois                                                     14,676
-----------------------------------------------------------------------------
   Indiana - 5.1%
   Indiana State, Bond Bank Authority, Advanced Funding
      Program Notes, Ser A-2
      4.000%, 01/22/02                                     980           981
   Indiana State, Educational Facilities Authority RB,
      Evansville University Project, Ser B (A) (B) (C)
      2.250%, 12/01/29                                   2,000         2,000
   Indianapolis, Local Public Improvements RB, Ser A
      4.500%, 01/01/02                                     530           531


40   OCTOBER 31, 2001

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                         FACE          VALUE
DESCRIPTION                                           AMT. (000)       (000)
-----------------------------------------------------------------------------
   Indianapolis, Local Public Improvements RB, Ser B
      3.100%, 02/01/02                                  $  615        $  615
   Twin Lakes, School Building Improvement Authority
      RB, FSA
      2.700%, 01/10/02                                     530           531
   Warren Township, Metropolitan School District TAW
      4.000%, 06/28/02                                   3,200         3,236
-----------------------------------------------------------------------------
   Total Indiana                                                       7,894
-----------------------------------------------------------------------------
   Iowa - 3.4%
   Chillicothe, Pollution Control Authority RB,
      Iowa-Illinois Gas & Electric Project  (A) (B)
      2.150%, 01/01/23                                   2,700         2,700
   Iowa State, Finance Revenue Authority RB,
      Carroll Kuemper Private School Project (A) (B) (C)
      2.050%, 06/01/28                                   2,000         2,000
   Iowa State, Higher Education Loan Authority RB,
      Palmer Chiropractor Project (A) (B) (C)
      2.100%, 04/01/27                                     600           600
-----------------------------------------------------------------------------
   Total Iowa                                                          5,300
-----------------------------------------------------------------------------
   Kansas - 0.7%
   Olathe, Recreational Facility Authority RB,
      YMCA of Greater Kansas City Project,
      Ser B (A) (B) (C)
      2.150%, 11/01/16                                   1,100         1,100
-----------------------------------------------------------------------------
   Total Kansas                                                        1,100
-----------------------------------------------------------------------------
   Kentucky - 4.0%
   Breathitt County, Justice Center BAN
      2.720%, 08/01/02                                   1,000         1,000
   Lexington-Fayette Urban County, Government Industrial
      Building Authority RB, American Horse Shows
      Association Project (A) (B) (C)
      2.250%, 12/01/18                                   2,105         2,105
   Lexington-Fayette Urban County, Sayre School
      RB (A) (B) (C)
      2.150%, 08/01/21                                   3,000         3,000
-----------------------------------------------------------------------------
   Total Kentucky                                                      6,105
-----------------------------------------------------------------------------
   Louisiana - 0.1%
   St. Bernard Parish, School District GO, FSA
      9.000%, 03/01/02                                     200           204
-----------------------------------------------------------------------------
   Total Louisiana                                                       204
-----------------------------------------------------------------------------
   Maine - 1.6%
   Maine State, Health & Higher Educational Facilities
      Authority RB, Piper Shores Project, Ser B (A) (B) (C)
      2.150%, 01/01/29                                   2,500         2,500
-----------------------------------------------------------------------------
   Total Maine                                                         2,500
-----------------------------------------------------------------------------



                                                           OCTOBER 31, 2001   41

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                         FACE          VALUE
DESCRIPTION                                           AMT. (000)       (000)
-----------------------------------------------------------------------------
   Massachusetts - 1.3%
   Massachusetts State, Water Reserve Authority RB,
      Ser A, AMBAC (A) (B)
      1.750%, 04/01/28                                  $2,000       $ 2,000
-----------------------------------------------------------------------------
   Total Massachusetts                                                 2,000
-----------------------------------------------------------------------------
   Michigan - 2.5%
   Jackson County, Economic Development Authority RB,
      Thrifty Leoni Project (A) (B) (C)
      2.400%, 12/01/14                                   1,000         1,000
   Lakeville, Community School District GO
      3.400%, 06/28/02                                   1,000         1,002
   Michigan State Job Development Authority RB,
      East Lansing Residential Project (A) (B) (C)
      2.500%, 12/01/14                                     900           900
   Michigan State, Municipal Bond Authority RN,
      Ser C-2 (C)
      3.500%, 08/22/02                                   1,000         1,007
-----------------------------------------------------------------------------
   Total Michigan                                                      3,909
-----------------------------------------------------------------------------
   Minnesota - 0.6%
   St. Paul, Port Authority Industrial Development RB,
      Minnesota Divers Industrial Project,
      Ser 1 (A) (B) (C)
      2.260%, 06/01/19                                   1,000         1,000
-----------------------------------------------------------------------------
   Total Minnesota                                                     1,000
-----------------------------------------------------------------------------
   Missouri - 13.7%
   Clayton, Industrial Development Authority RB,
      Bailey Court Project (A) (B) (C)
      2.230%, 01/01/09                                     500           500
   Jackson County, Industrial Development Authority RB,
      YMCA Greater Kansas Project, Ser A (A) (B) (C)
      2.150%, 11/01/16                                   4,350         4,350
   Joplin, Industrial Development Hospital Financing
      Authority RB, Tri-State Osteopathic Project,
      Pre-Refunded @ 102 (D)
      8.250%, 12/15/01                                   1,000         1,025
   Kansas City, Industrial Development Authority RB,
      Clover Sets Apartment Program (A) (B) (C)
      2.500%, 10/01/15                                   1,455         1,455
   Kansas City, Industrial Development Authority RB,
      Bethesda Living Center Project, Ser A (A) (B) (C)
      2.150%, 08/01/31                                   2,200         2,200
   Missouri State, Health & Educational Facilities
      Authority RB, Drury College Project (A) (B) (C)
      2.100%, 08/15/24                                   4,700         4,700
   Missouri State, Health & Educational Facilities
      Authority RB, Saint Louis University Project,
      Ser B (A) (B)
      2.050%, 10/01/24                                   5,530         5,530

-----------------------------------------------------------------------------

42   OCTOBER 31, 2001

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                         FACE          VALUE
DESCRIPTION                                           AMT. (000)       (000)
-----------------------------------------------------------------------------
   Missouri State, Health & Educational Facilities
      Authority RN, Joplin R-VIII School District
      Project, Ser J
      3.000%, 10/21/02                                  $  400        $  403
   Saint Louis, Industrial Development Authority RB,
      Schnuck Markets Kirkwood Project (A) (B) (C)
      2.225%, 12/01/15                                     900           900
-----------------------------------------------------------------------------
   Total Missouri                                                     21,063
-----------------------------------------------------------------------------
   Montana - 1.0%
   Montana State, Board Investment RB, Municipal
      Finance Consolidated-Intercap Project (A) (B)
      3.500%, 03/01/25                                   1,500         1,500
-----------------------------------------------------------------------------
   Total Montana                                                       1,500
-----------------------------------------------------------------------------
   New Hampshire - 0.7%
   New Hampshire State,  Municipal Bond Bank Authority
      GO, Ser A
      4.130%, 08/15/02                                   1,000         1,011
-----------------------------------------------------------------------------
   Total New Hampshire                                                 1,011
-----------------------------------------------------------------------------
   New Mexico - 1.9%
   New Mexico State, Hospital Equipment Loan Company
      RB, Pooled Loan Program, Ser A (A) (B)
      2.150%, 06/01/20                                   2,900         2,900
-----------------------------------------------------------------------------
   Total New Mexico                                                    2,900
-----------------------------------------------------------------------------
   New York - 0.8%
   Mount Kisco, BAN
      2.900%, 08/28/02                                   1,150         1,154
-----------------------------------------------------------------------------
   Total New York                                                      1,154
-----------------------------------------------------------------------------
   Ohio - 2.9%
   Bellevue, Hospital Facilities Authority RB,
      The Bellvue Hospital Project (A) (B) (C)
      2.650%, 03/01/17                                     780           780
   Clermont County, Economic Development Authority RB,
      John Q. Hammons Project (A) (B) (C)
      3.300%, 05/01/12                                     750           750
   Cuyahoga County, Health Care Facilities Authority RB,
      Cleveland Neighborhood Project, Ser A (A) (B) (C)
      3.000%, 06/01/02                                     255           255
   Ohio State, American Municipal Power BAN,
      Oberlin Project
      4.500%, 12/29/01                                   1,000         1,000
   Ohio State, Higher Education Facilities RB,
      Kenyon College Project (A) (B)
      2.050%, 08/01/33                                     150           150



                                                           OCTOBER 31, 2001   43

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                         FACE          VALUE
DESCRIPTION                                           AMT. (000)       (000)
-----------------------------------------------------------------------------
   Toledo Lucas County, Port Facilities Authority RB,
      Toledo Museum of Art Project (A) (B) (C)
      2.100%, 09/01/19                                  $1,200       $ 1,200
   Westlake, Economic Developement Authority RB,
      Cross County Inns Project (A) (B) (C)
      3.900%, 11/01/06                                     340           340
-----------------------------------------------------------------------------
   Total Ohio                                                          4,475
-----------------------------------------------------------------------------
   Oklahoma - 3.1%
   Oklahoma City GO
      5.500%, 07/01/02                                   1,100         1,120
   Rural Enterprises, Governmental Financing Program RB,
      Ser A (A) (B) (C)
      2.150%, 10/01/30                                   1,600         1,600
   Tulsa, Industrial Development Authority RB,
   Tulsa County Housing Fund Project (A) (B)
      2.250%, 10/01/32                                   2,000         2,000
-----------------------------------------------------------------------------
   Total Oklahoma                                                      4,720
-----------------------------------------------------------------------------
   Oregon - 3.0%
   Clackamas County, Hospital Facilities RB,
      Senior Living Facility - Mary Woods Project,
      Ser C (A) (B) (C)
      2.200%, 05/15/29                                     600           600
   Medford, Hospital Facilities Authority RB,
      Rogue Valley Manor Continued Care Retirement
      Project (A) (B) (C)
      2.000%, 05/15/27                                   4,000         4,000
-----------------------------------------------------------------------------
   Total Oregon                                                        4,600
-----------------------------------------------------------------------------
   Pennsylvania - 5.5%
   Allegheny County GO, Ser C-50 (A) (B)
      3.150%, 05/01/27                                   1,240         1,240
   Dauphin County GO
      4.500%, 03/15/02                                     700           704
   Dauphin County, General Authority RB,
      Allied Health Pooled Financing Program,
      Ser B, FSA (A) (B)
      2.050%, 10/01/27                                   1,400         1,400
   Pennsylvania State, Economic Development Financing
      Authority RB, Philadelphia Area Project,
      Ser J3 (A) (B) (C)
      2.150%, 11/01/30                                   4,200         4,200
   Philadelphia, Hospital & Higher Education Facilities
      Authority RB, Temple East Project,
      Ser B (A) (B) (C)
      2.150%, 06/01/14                                     400           400



44   October 31, 2001

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                         FACE          VALUE
DESCRIPTION                                           AMT. (000)       (000)
-----------------------------------------------------------------------------
   Philadelphia, Industrial Development Authority RB,
      Inglis House Project (A) (B)
      2.900%, 05/01/17                                  $  500        $  500
-----------------------------------------------------------------------------
   Total Pennsylvania                                                  8,444
-----------------------------------------------------------------------------
   South Carolina - 0.6%
   South Carolina State, Housing Finance & Development
      Authority RB, Greenville Rent Housing Project,
      Ser A, FHLMC (A) (B)
      2.150%, 08/01/31                                     300           300
   South Carolina State, Public Service Authority RB,
      Ser A,
      5.000%, 01/01/02                                     625           627
-----------------------------------------------------------------------------
   Total South Carolina                                                  927
-----------------------------------------------------------------------------
   Tennessee - 2.4%
   Knox County, Health Educational & Housing Facilities
      Authority RB, THA Solutions Group Project (A) (B)
      2.150%, 05/01/29                                   3,000         3,000
   Memphis, Health Educational & Housing Facilities
      Authority RB, Not-For-Profit Multi-Family Housing
      Program (A) (B)
      2.250%, 08/01/32                                     700           700
-----------------------------------------------------------------------------
   Total Tennessee                                                     3,700
-----------------------------------------------------------------------------
   Texas - 1.5%
   Corpus Christi, Industrial Development Authority RB,
      Texas Air Investment Project (A) (B) (C)
      2.800%, 08/01/11                                     280           280
   Waxahachie, Industrial Development Authority GO,
      Dart Container Project (A) (B) (C)
      2.350%, 04/01/06                                   1,950         1,950
-----------------------------------------------------------------------------
   Total Texas                                                         2,230
-----------------------------------------------------------------------------
   Vermont - 2.0%
   Vermont State, Educational & Health Buildings Financing
      Authority RB, Capital Asset Financing Program,
      Ser 1 (A) (B) (C)
      2.200%, 06/01/22                                   3,000         3,000
-----------------------------------------------------------------------------
   Total Vermont                                                       3,000
-----------------------------------------------------------------------------
   Washington - 3.0%
   Seattle, Low Income Housing Authority RB, Foss
      Home Project (A) (B) (C)
      2.150%, 12/01/24                                   2,760         2,760
   Washington State, Housing Finance Commission
      Non-Profit RB, Pioneer Human Services Project,
      Ser A (A) (B) (C)
      2.250%, 08/01/19                                   1,750         1,750


                                                           October 31, 2001   45

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                          FACE         VALUE
DESCRIPTION                                            AMT. (000)      (000)
-----------------------------------------------------------------------------
   Washington State, Housing Finance Commission
      Non-Profit RB, YMCA Columbia/Willamette
      Project (A) (B) (C)
      2.200%, 08/01/24                                  $  100      $    100
-----------------------------------------------------------------------------
   Total Washington                                                    4,610
-----------------------------------------------------------------------------
   West Virginia - 0.8%
   Putnam County, Industrial Development RB,
      FMC Corporation Project (A) (B) (C)
      2.200%, 10/01/11                                   1,200         1,200
-----------------------------------------------------------------------------
   Total West Virginia                                                 1,200
-----------------------------------------------------------------------------
   Wisconsin - 4.5%
   Lomira, School District Authority TRAN
      2.290%, 08/23/02                                   1,000         1,000
   Pleasant Prairie BAN, Ser A
      4.750%, 12/01/01                                     750           750
   West Salem, School District TRAN
      2.820%, 08/28/02                                     525           525
   Wisconsin State, Health & Educational Facilities
      Authority RB, Milwaukee Protestant Home
      Project, Ser A (A) (B) (C)
      2.150%, 10/01/29                                     900           900
   Wisconsin State, Health & Educational Facilities
      Authority RB, Oakwood Village East Lutheran Homes
      Project (A) (B) (C)
      2.150%, 08/15/30                                   2,600         2,600
   Wisconsin State, Health & Educational Facilities
      Authority RB, Pro-Health Project,
      Ser B, AMBAC (A) (B)
      2.050%, 08/15/30                                   1,100         1,100
-----------------------------------------------------------------------------
   Total Wisconsin                                                     6,875
-----------------------------------------------------------------------------
   Wyoming - 0.3%
   Cheyenne County, Economic Development RB,
      Holiday Inn Project (A) (B) (C)
      2.350%, 10/01/10                                     520           520
-----------------------------------------------------------------------------
   Total Wyoming                                                         520
-----------------------------------------------------------------------------
   Multi-State - 2.2%
   Greystone, Municipal Lease Certificate Trust Authority
      COP, Ser A (A) (B) (C)
      2.250%, 07/01/05                                     685           685
   Greystone, Tax Exempt Certificate Trust  Authority RB,
      Senior Certificate of Beneficial  Ownership Project
      (A) (B) (C)
      2.230%, 05/01/28                                   1,805         1,805
   McDonald Tax-Exempt Mortgage Trust (A) (B) (C)
      3.300%, 01/15/09                                     828           828
-----------------------------------------------------------------------------
   Total Multi-State                                                   3,318
-----------------------------------------------------------------------------
   Total Municipal Bonds
      (Cost $157,077)                                                157,077
-----------------------------------------------------------------------------



46   OCTOBER 31, 2001

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS


                                                                       VALUE
DESCRIPTION                                                            (000)
-----------------------------------------------------------------------------
   Total Investments - 102.3%
      (Cost $157,077)                                               $157,077
-----------------------------------------------------------------------------
Other Assets & Liabilities, Net - (2.3)%                              (3,550)
-----------------------------------------------------------------------------
Net Assets:
Portfolio Capital of Institutional Shares
   (unlimited authorization -- no par
   value) based on 35,942,336 outstanding shares of
   beneficial interest                                                35,942
Portfolio Capital of Investment Service Shares
   (unlimited authorization -- no
   par value) based on 113,524,553 outstanding shares of
   beneficial interest                                               113,525
Portfolio Capital of Sweep Class Shares
   (unlimited authorization -- no par
   value) based on 4,068,565 outstanding shares of
   beneficial interest                                                 4,068
Distributions in excess of net investment income                          (1)
Accumulated net realized loss on investments                              (7)
-----------------------------------------------------------------------------
   Total Net Assets -- 100.0%                                       $153,527
-----------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Institutional Shares                                                $1.00
-----------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Investment Service Shares                                           $1.00
-----------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
   Sweep Class Shares                                                  $1.00
-----------------------------------------------------------------------------
(A) Floating Rate Security - the rate reflected is the rate in effect on October 31, 2001.
(B) Put & Demand Feature - the date reported is the final maturity date, not the next reset or put date.
(C) Securities are held in conjunction with a letter of credit from a major bank or financial institution.
(D) Pre-Refunded Security - The maturity date shown is the pre-refunded date. AMBAC -- American Municipal Bond Assurance Company
BAN -- Bond Anticipation Notes
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Insurance Association
RN -- Revenue Notes
GO -- General Obligation
RB -- Revenue Bond
Ser -- Series
TAW -- Tax Anticipation Warrants
TRAN -- Tax & Revenue Anticipation Notes

The accompanying notes are an integral part of the financial statements.



                                                           OCTOBER 31, 2001   47

STATEMENTS OF OPERATIONS (000)
For the Year Ended October 31, 2001



                                                EXPEDITION         EXPEDITION
                                                  EQUITY          EQUITY INCOME
                                                   FUND               FUND
                                              -------------      ---------------
INVESTMENT INCOME:
   Dividends                                   $   3,576             $   464
   Interest                                          283                  41
                                               ---------             -------
   Total investment income                         3,859                 505
                                               ---------             -------
EXPENSES:
   Investment Advisory fees                        2,858                 205
   Administrator fees                                762                  75
   Transfer Agent fees                               337                  89
   Custodian fees                                     76                   5
   Directors' fees                                     7                   2
   Registration fees                                  46                  (3)
   Professional fees                                  51                  11
   Printing fees                                      32                   2
   Distribution fees --
     Investment Shares - Class A                      30                   1
     Investment Shares - Class B                     206                   8
   Amortization of organization costs                 11                  --
   Other fees                                         12                   3
                                               ---------             -------
   Total expenses                                  4,428                 398
                                               ---------             -------
   Less:
   Waiver of Investment Advisory fees                 --                 (47)
                                               ---------             -------
   Net expenses                                    4,428                 351
                                               ---------             -------
   Investment income (loss) -- net                  (569)                154
                                               ---------             -------
   Net realized loss on investments              (36,098)               (398)
   Net change in unrealized depreciation
     of investments                             (127,097)             (8,158)
                                               ---------             -------
   NET REALIZED AND UNREALIZED
     LOSS ON INVESTMENTS                        (163,195)             (8,556)
                                               ---------             -------
   NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                 $(163,764)            $(8,402)
                                               =========             =======


Amounts designated as "--" are either $0 or have been rounded to $0.





The accompanying notes are an integral part of the financial statements.


48   OCTOBER 31, 2001

STATEMENTS OF OPERATIONS (000)
For the year ended October 31, 2001


                                               EXPEDITION         EXPEDITION
                                               INVESTMENT    TAX-FREE INVESTMENT
                                               GRADE BOND         GRADE BOND
                                                 FUND               FUND
                                              -----------    -------------------
INVESTMENT INCOME:
   Interest                                      $ 8,292            $4,231
                                                 -------            ------
   Total investment income                         8,292             4,231
                                                 -------            ------
EXPENSES:
   Investment Advisory fees                          677               424
   Administrator fees                                271               139
   Transfer Agent fees                               129                89
   Custodian fees                                     27                17
   Directors' fees                                     3                 2
   Registration fees                                   6                (4)
   Professional fees                                  32                19
   Printing fees                                      17                 4
   Distribution fees --
     Investment Shares - Class A                      13                 2
     Investment Shares - Class B                       5                 1
   Other fees                                          7                12
                                                 -------            ------
   Total expenses                                  1,187               705
                                                 -------            ------
   Less:
   Waiver of Investment Advisory fees               (119)              (47)
                                                 -------            ------
   Net expenses                                    1,068               658
                                                 -------            ------
   Investment income -- net                        7,224             3,573
                                                 -------            ------
   Net realized gain on investments                2,347               488
   Net change in unrealized appreciation
     of investments                                9,431             3,799
                                                 -------            ------
   NET REALIZED AND UNREALIZED
     GAIN ON INVESTMENTS                          11,778             4,287
                                                 -------            ------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                   $19,002            $7,860
                                                 =======            ======





The accompanying notes are an integral part of the financial statements.


                                                           OCTOBER 31, 2001   49

STATEMENTS OF OPERATIONS (000)
For the year ended October 31, 2001


                                                                   EXPEDITION
                                                EXPEDITION          TAX-FREE
                                               MONEY MARKET       MONEY MARKET
                                                   FUND               FUND
                                              --------------     --------------
INVESTMENT INCOME:
   Interest                                      $27,335             $4,378
                                                 -------             ------
   Total investment income                        27,335              4,378
                                                 -------             ------
EXPENSES:
   Investment Advisory fees                        2,228                553
   Administrator fees                              1,114                277
   Transfer Agent fees                               311                 91
   Custodian fees                                    111                 28
   Directors' fees                                    10                  3
   Registration fees                                  37                 27
   Professional fees                                 120                 26
   Printing fees                                      94                 12
   Shareholder Servicing fees --
     Investment Service Shares                       895                188
     Sweep Class Shares                              172                 26
   Amortization of organization costs                 --                 16
   Other fees                                         10                  1
                                                 -------             ------
   Total expenses                                  5,102              1,248
                                                 -------             ------
   Less:
   Waiver of Investment Advisory fees             (1,269)              (371)
   Waiver of Administrative fees                    (278)               (70)
                                                 -------             ------
   Net expenses                                    3,555                807
                                                 -------             ------
   Investment income -- net                       23,780              3,571
                                                 -------             ------
   Net realized gain on investments                   49                  1
                                                 -------             ------
   NET REALIZED GAIN
     ON INVESTMENTS                                   49                  1
                                                 -------             ------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                   $23,829             $3,572
                                                 =======             ======


Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.


50   OCTOBER 31, 2001

STATEMENTS OF CHANGES IN NET ASSETS (000)
For the years or period ended October 31,




                                             EXPEDITION             EXPEDITION
                                               EQUITY              EQUITY INCOME
                                                FUND                   FUND
                                      ---------------------    -----------------------
                                          Year       Year        Year        Period
                                          Ended      Ended       Ended        Ended
                                        10/31/01   10/31/00    10/31/01    10/31/00(2)
                                       ---------   --------    ---------   -----------
OPERATIONS:
Investment income (loss) -- net        $    (569)  $ (1,102)       $ 154    $    233
Net realized gain (loss) on investments  (36,098)    58,586         (398)      1,672
Net change in unrealized appreciation
   (depreciation) of investments        (127,097)    25,051       (8,158)        959
                                       ---------   --------     --------    --------
Net increase (decrease) in net assets
   resulting from operations            (163,764)    82,535       (8,402)      2,864
                                       ---------   --------     --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income -- net:
   Institutional Shares                       --         --         (146)       (215)
   Investment Shares - Class A                --         --           (1)         (1)
   Investment Shares - Class B                --         --           --          --
Net realized gain on investments:
   Institutional Shares                  (53,790)   (40,734)      (1,643)         --
   Investment Shares - Class A            (1,483)      (558)         (17)         --
   Investment Shares - Class B            (2,806)      (966)         (37)         --
                                       ---------   --------     --------    --------
   Total distributions                   (58,079)   (42,258)      (1,844)       (216)
                                       ---------   --------     --------    --------
CAPITAL SHARE TRANSACTIONS (1):
Institutional Shares:
   Proceeds from sales                    64,142     55,003        2,060         133
   Proceeds in Connection with the
     Acquisition of Common Trust
     Fund Assets                              --         --           --      35,971
   Shares Issued in Lieu of
     Cash Distributions                   53,714     40,656          816          --
   Payments for redemptions              (47,581)   (75,519)      (7,118)     (4,317)
                                       ---------   --------     --------    --------
Increase (decrease) in net assets from
   Institutional Shares transactions      70,275     20,140       (4,242)     31,787
                                       ---------   --------     --------    --------
Investment Shares - Class A:
   Proceeds from sales                     8,889      6,552          536         280
   Shares Issued in Lieu of
     Cash Distributions                    1,426        541           19           1
   Payments for redemptions               (2,609)    (2,445)        (272)         --
                                       ---------   --------     --------    --------
Increase in net assets from
   Investment Shares - Class A
     transactions                          7,706      4,648          283         281
                                       ---------   --------     --------    --------
   Investment Shares - Class B:
     Proceeds from sales                  11,135     12,404          916         422
   Shares Issued in Lieu of
     Cash Distributions                    2,774        960           36          --
   Payments for redemptions               (4,212)    (1,921)        (235)         (5)
                                       ---------   --------     --------    --------
Increase in net assets from
   Investment Shares - Class B
     transactions                          9,697     11,443          717         417
                                       ---------   --------     --------    --------
Total increase (decrease) in net assets
   from capital share transactions        87,678     36,231       (3,242)     32,485
                                       ---------   --------     --------    --------
   Total increase (decrease)
     in net assets                      (134,165)    76,508      (13,488)     35,133
                                       ---------   --------     --------    --------
NET ASSETS AT BEGINNING OF YEAR/PERIOD   452,596    376,088       35,133          --
                                       ---------   --------     --------    --------
NET ASSETS AT END OF YEAR/PERIOD       $ 318,431   $452,596     $ 21,645    $ 35,133
                                       =========   ========     ========    ========

(1) See note 4 in the notes to financial statements for additional information.
(2) Commenced operations on March 3, 2000.
Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.


                                                           OCTOBER 31, 2001   51

STATEMENTS OF CHANGES IN NET ASSETS (000)
For the years or period ended October 31,



                                                                    EXPEDITION
                                             EXPEDITION              TAX-FREE
                                          INVESTMENT GRADE       INVESTMENT GRADE
                                              BOND FUND              BOND FUND
                                      ---------------------    -----------------------
                                          Year       Year        Year        Period
                                          Ended      Ended       Ended        Ended
                                        10/31/01   10/31/00    10/31/01    10/31/00(2)
                                       ---------   --------    ---------   -----------
OPERATIONS:
Investment income -- net                $  7,224   $  7,264     $  3,573    $  2,627
Net realized gain (loss) on investments    2,347     (2,234)         488        (150)
Net change in unrealized appreciation
   of investments                          9,431      2,150        3,799       3,340
                                        --------   --------     --------    --------
Net increase in net assets resulting
   from operations                        19,002      7,180        7,860       5,817
                                        --------   --------     --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income -- net:
   Institutional Shares                   (6,936)    (6,924)      (3,538)     (2,615)
   Investment Shares - Class A              (265)      (331)         (31)        (12)
   Investment Shares - Class B               (23)        (8)          (4)         --
                                        --------   --------     --------    --------
   Total distributions                    (7,224)    (7,263)      (3,573)     (2,627)
                                        --------   --------     --------    --------
CAPITAL SHARE TRANSACTIONS (1):
Institutional Shares:
   Proceeds from sales                    11,695     24,999       16,652       6,482
   Proceeds in Connection with the
     Acquisition of Common Trust
     Fund Assets                              --     38,701           --      93,207
   Shares Issued in Lieu of Cash
     Distributions                         4,769      4,456           --           1
   Payments for redemptions              (44,815)   (30,589)     (19,165)    (18,137)
                                        --------   --------     --------    --------
Increase (decrease) in net assets from
   Institutional Shares transactions     (28,351)    37,567       (2,513)     81,553
                                        --------   --------     --------    --------
Investment Shares - Class A:
   Proceeds from sales                       452        208          330         499
   Shares Issued in Lieu of Cash
     Distributions                           188        215           29          10
   Payments for redemptions               (1,050)    (2,498)         (46)         --
                                        --------   --------     --------    --------
Increase (decrease) in net assets from
   Investment Shares - Class A
     transactions                           (410)    (2,075)         313         509
                                        --------   --------     --------    --------
   Investment Shares - Class B:
     Proceeds from sales                     852        115          170           3
   Shares Issued in Lieu of Cash
     Distributions                            22          8            4          --
   Payments for redemptions                  (71)      (134)          (1)         --
                                        --------   --------     --------    --------
Increase (decrease) in net assets from
   Investment Shares - Class B
     transactions                            803        (11)         173           3
                                        --------   --------     --------    --------
Total increase (decrease) in net
   assets from capital share
   transactions                          (27,958)    35,481       (2,027)     82,065
                                        --------   --------     --------    --------
   Total increase (decrease)
     in net assets                       (16,180)    35,398        2,260      85,255
                                        --------   --------     --------    --------
NET ASSETS AT BEGINNING OF YEAR/PERIOD   141,780    106,382       85,255          --
                                        --------   --------     --------    --------
NET ASSETS AT END OF YEAR/PERIOD        $125,600   $141,780     $ 87,515    $ 85,255
                                        ========   ========     ========    ========

(1) See note 4 in the notes to financial statements for additional information.
(2) Commenced operations on March 3, 2000.
Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.


52   OCTOBER 31, 2001

STATEMENTS OF CHANGES IN NET ASSETS (000)
For the years ended October 31,

                                                                     EXPEDITION
                                               EXPEDITION             TAX-FREE
                                              MONEY MARKET          MONEY MARKET
                                                  FUND                  FUND
                                        ---------------------    -------------------
                                          Year       Year        Year        Year
                                          Ended      Ended       Ended       Ended
                                        10/31/01   10/31/00    10/31/01     10/31/00
                                        --------   --------    ---------    --------
OPERATIONS:
Investment income -- net                $ 23,780   $ 22,105     $  3,571    $  2,818
Net realized gain (loss) on investments       49         --            1          (1)
                                        --------   --------     --------    --------
Net increase in net assets resulting
   from operations                        23,829     22,105        3,572       2,817
                                        --------   --------     --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income -- net:
   Institutional Shares                   (6,979)    (8,184)      (1,440)       (531)
   Investment Service Shares             (14,958)   (13,732)      (1,962)     (2,287)
   Sweep Class Shares                     (1,845)      (189)        (162)         (8)
                                        --------   --------     --------    --------
Total distributions                      (23,782)   (22,105)      (3,564)     (2,826)
                                        --------   --------     --------    --------
CAPITAL SHARE TRANSACTIONS (1):
Institutional Shares:
   Proceeds from sales                   786,630    613,378      254,669      32,791
   Shares Issued in Lieu of
     Cash Distributions                      322        367           --          --
   Payments for redemptions             (770,051)  (613,651)    (224,351)    (56,042)
                                        --------   --------     --------    --------
Increase (decrease) in net assets from
   Institutional Shares transactions      16,901         94       30,318     (23,251)
                                        --------   --------     --------    --------
Investment Service Shares:
   Proceeds from sales                   807,964    849,066      225,545     195,761
   Shares Issued in Lieu of
     Cash Distributions                    1,376      1,541           32          28
   Payments for redemptions             (756,029)  (712,456)    (184,601)   (183,135)
                                        --------   --------     --------    --------
Increase in net assets from
   Investment Service Shares
     transactions                         53,311    138,151       40,976      12,654
                                        --------   --------     --------    --------
Sweep Class Shares:
   Proceeds from sales                   137,030     43,386       29,675       2,518
   Shares Issued in Lieu of
     Cash Distributions                    1,769        182          143           8
   Payments for redemptions             (118,253)   (11,589)     (27,808)       (468)
                                        --------   --------     --------    --------
Increase in net assets from
   Sweep Class Shares transactions        20,546     31,979        2,010       2,058
                                        --------   --------     --------    --------
Total increase (decrease) in net assets
   from capital share transactions        90,758    170,224       73,304      (8,539)
                                        --------   --------     --------    --------
   Total increase (decrease) in
     net assets                           90,805    170,224       73,312      (8,548)
                                        --------   --------     --------    --------
NET ASSETS AT BEGINNING OF YEAR          487,453    317,229       80,215      88,763
                                        --------   --------     --------    --------
NET ASSETS AT END OF YEAR               $578,258   $487,453     $153,527    $ 80,215
                                        ========   ========     ========    ========

(1) See note 4 in the notes to financial statements for additional information. Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.


                                                           OCTOBER 31, 2001   53

FINANCIAL HIGHLIGHTS


For a Share Outstanding Throughout each Period

------------------------------------------------------------------------------------------------
                                            REALIZED AND
                         NET        NET      UNREALIZED   DISTRIBUTIONS               NET ASSET
                    ASSET VALUE, INVESTMENT   GAINS OR       FROM NET   DISTRIBUTIONS  VALUE,
                      BEGINNING   INCOME      (LOSSES)     INVESTMENT      FROM        END OF
                      OF PERIOD   (LOSS)    ON INVESTMENTS    INCOME    CAPITAL GAINS  PERIOD
------------------------------------------------------------------------------------------------
EQUITY FUND
------------------------------------------------------------------------------------------------
  Institutional Shares
  2001                    $14.25      (0.01)      (4.44)           --       (1.81)      $ 7.99
  2000                     13.09      (0.02)       2.67            --       (1.49)       14.25
  1999                     10.55         --        3.13            --       (0.59)       13.09
  1998                      9.39       0.06        1.67         (0.06)      (0.51)       10.55
  1997(1)                  10.00       0.02        0.25         (0.02)      (0.86)        9.39
  Investment Shares - Class A
  2001                    $14.18      (0.03)      (4.41)           --       (1.81)      $ 7.93
  2000                     13.06      (0.03)       2.64            --       (1.49)       14.18
  1999                     10.58      (0.03)       3.10            --       (0.59)       13.06
  1998(2)                   9.65       0.04        1.45         (0.05)      (0.51)       10.58
  Investment Shares - Class B
  2001                    $13.95      (0.09)      (4.33)           --       (1.81)      $ 7.72
  2000                     12.96      (0.08)       2.56            --       (1.49)       13.95
  1999(3)                  10.82      (0.04)       2.77            --       (0.59)       12.96

------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
------------------------------------------------------------------------------------------------
  Institutional Shares
  2001                    $10.77       0.05       (2.82)        (0.05)      (0.53)      $ 7.42
  2000(4)                  10.00       0.07        0.76         (0.06)         --        10.77
  Investment Shares - Class A
  2001                    $10.76       0.04       (2.83)        (0.03)      (0.53)      $ 7.41
  2000(5)                   9.78       0.04        1.00         (0.06)         --        10.76
  Investment Shares - Class B
  2001                    $10.75      (0.02)      (2.82)           --       (0.53)      $ 7.38
  2000(6)                   9.82       0.01        0.94         (0.02)         --        10.75

------------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
------------------------------------------------------------------------------------------------
  Institutional Shares
  2001                    $ 9.72       0.53        0.88         (0.53)         --       $10.60
  2000                      9.65       0.53        0.07         (0.53)         --         9.72
  1999                     10.15       0.49       (0.50)        (0.49)         --         9.65
  1998                      9.85       0.51        0.30         (0.51)         --        10.15
  1997(1)                   9.69       0.19        0.16         (0.19)         --         9.85
  Investment Shares - Class A
  2001                    $ 9.71       0.50        0.88         (0.50)         --       $10.59
  2000                      9.64       0.51        0.07         (0.51)         --         9.71
  1999                     10.15       0.47       (0.51)        (0.47)         --         9.64
  1998                      9.85       0.49        0.30         (0.49)         --        10.15
  1997                      9.77       0.53        0.08         (0.53)         --         9.85
  Investment Shares - Class B
  2001                    $ 9.72       0.43        0.89         (0.43)         --       $10.61
  2000                      9.64       0.44        0.08         (0.44)         --         9.72
  1999(3)                  10.06       0.38       (0.17)        (0.63)         --         9.64

 +  Returns are for the period indicated and have not been annualized.
(1) Commenced operations on June 13, 1997. All ratios for the period have been annualized.
(2) Commenced operations on November 24, 1997. All ratios for the period have been annualized.
(3) Commenced operations on November 16, 1998. All ratios for the period have been annualized.


The accompanying notes are an integral part of the financial statements.



54   OCTOBER 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                RATIO OF    RATIO OF NET    RATIO OF EXPENSES     INVESTMENT INCOME (LOSS)
                                 NET ASSETS     EXPENSES    INVESTMENT      TO AVERAGE NET ASSETS  TO AVERAGE NET ASSETS
                          TOTAL    END OF     TO AVERAGE    INCOME (LOSS) TO (EXCLUDING WAIVERS    (EXCLUDING WAIVERS    PORTFOLIO
                         RETURN+ PERIOD (000) NET ASSETS AVERAGE NET ASSETS  AND REIMBURSEMENTS)   AND REIMBURSEMENTS) TURNOVER RATE
------------------------------------------------------------------------------------------------------------------------------------
EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2001                    (34.99)% $288,992        1.10%        (0.09)%           1.10%               (0.09)%             79.08%
  2000                     22.01%   422,148        1.05%        (0.22)%           1.05%               (0.22)%             64.54%
  1999                     30.87%   363,694        1.05%         0.04%            1.05%                0.04%              90.76%
  1998                     19.18%   283,170        1.08%         0.38%            1.11%                0.35%              54.19%
  1997(1)                   2.96%   237,567        1.09%         0.53%            1.09%                0.53%              64.68%
  Investment Shares - Class A
  2001                    (35.11)% $ 11,253        1.35%        (0.32)%           1.35%               (0.32)%             79.08%
  2000                     21.73%    10,090        1.30%        (0.49)%           1.30%               (0.49)%             64.54%
  1999                     30.16%     4,688        1.30%        (0.21)%           1.30%               (0.21)%             90.76%
  1998(2)                  16.16%     1,911        1.29%        (0.14)%           1.37%               (0.22)%             54.19%
  Investment Shares - Class B
  2001                    (35.61)% $ 18,186        2.10%        (1.08)%           2.10%               (1.08)%             79.08%
  2000                     20.80%    20,358        2.05%        (1.24)%           2.05%               (1.24)%             64.54%
  1999(3)                  26.31%     7,706        2.05%        (0.95)%           2.05%               (0.95)%             90.76%

------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2001                    (26.99)% $ 20,401        1.25%         0.60%            1.42%                0.43%              88.73%
  2000(4)                   8.36%    34,420        1.25%         1.00%            1.25%                1.00%              73.31%
  Investment Shares - Class A
  2001                    (27.19)% $    408        1.50%         0.32%            1.67%                0.15%              88.73%
  2000(5)                  10.60%       286        1.50%         0.84%            1.50%                0.84%              73.31%
  Investment Shares - Class B
  2001                    (27.66)% $    836        2.25%        (0.45)%           2.42%               (0.62)%             88.73%
  2000(6)                   9.71%       427        2.25%        (0.15)%           2.25%               (0.15)%             73.31%

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2001                     15.00%  $119,279        0.77%         5.35%            0.86%                5.26%              29.53%
  2000                      6.49%   136,354        0.75%         5.61%            0.89%                5.47%              77.09%
  1999                     (0.06)%   98,889        0.90%         5.00%            1.15%                4.75%              39.57%
  1998                      8.43%   104,953        0.94%         5.11%            1.13%                4.92%              32.93%
  1997(1)                   3.49%   101,224        1.10%         5.05%            1.11%                5.04%              69.09%
  Investment Shares - Class A
  2001                     14.72%  $  5,262        1.02%         5.09%            1.11%                5.00%              29.53%
  2000                      6.22%     5,222        1.00%         5.32%            1.14%                5.18%              77.09%
  1999                     (0.41)%    7,279        1.15%         4.75%            1.40%                4.50%              39.57%
  1998                      8.25%    10,346        1.10%         4.95%            1.25%                4.80%              32.93%
  1997                      6.41%    23,630        1.13%         5.46%            1.56%                5.03%              69.09%
  Investment Shares - Class B
  2001                     13.99%  $  1,059        1.77%         4.30%            1.86%                4.22%              29.53%
  2000                      5.54%       204        1.75%         4.58%            1.89%                4.44%              77.09%
  1999(3)                   2.10%       214        1.90%         4.07%            2.15%                3.82%              39.57%


 (4) Commenced operations on March 3, 2000. All ratios for the period have been annualized.
 (5) Commenced operations on March 13, 2000. All ratios for the period have been annualized.
 (6) Commenced operations on March 16, 2000. All ratios for the period have been annualized.
 Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.


                                                           OCTOBER 31, 2001   55

FINANCIAL HIGHLIGHTS


For a Share Outstanding Throughout each Period

------------------------------------------------------------------------------------------------
                                            REALIZED AND
                         NET        NET      UNREALIZED  DISTRIBUTIONS                NET ASSET
                    ASSET VALUE, INVESTMENT   GAINS OR       FROM NET   DISTRIBUTIONS  VALUE,
                      BEGINNING   INCOME      (LOSSES)     INVESTMENT      FROM        END OF
                      OF PERIOD           ON INVESTMENTS    INCOME      CAPITAL GAINS  PERIOD
------------------------------------------------------------------------------------------------
TAX-FREE INVESTMENT GRADE BOND FUND
------------------------------------------------------------------------------------------------
  Institutional Shares
  2001                    $10.37       0.44        0.52        (0.44)          --        $10.89
  2000(1)                  10.00       0.31        0.37        (0.31)          --         10.37
  Investment Shares - Class A
  2001                    $10.36       0.42        0.52        (0.42)          --        $10.88
  2000(2)                  10.05       0.28        0.31        (0.28)          --         10.36
  Investment Shares - Class B
  2001                    $10.37       0.34        0.52        (0.34)          --        $10.89
  2000(3)                  10.18       0.13        0.19        (0.13)          --         10.37

------------------------------------------------------------------------------------------------
MONEY MARKET FUND
------------------------------------------------------------------------------------------------
  Institutional Shares
  2001                    $ 1.00       0.04          --        (0.04)          --        $ 1.00
  2000                      1.00       0.06          --        (0.06)          --          1.00
  1999                      1.00       0.05          --        (0.05)          --          1.00
  1998                      1.00       0.05          --        (0.05)          --          1.00
  1997(4)                   1.00       0.02          --        (0.02)          --          1.00
  Investment Service Shares
  2001                    $ 1.00       0.04          --        (0.04)          --        $ 1.00
  2000                      1.00       0.06          --        (0.06)          --          1.00
  1999                      1.00       0.05          --        (0.05)          --          1.00
  1998                      1.00       0.05          --        (0.05)          --          1.00
  1997(5)                   1.00       0.08          --        (0.08)          --          1.00
  Sweep Class Shares
  2001                    $ 1.00       0.04          --        (0.04)          --        $ 1.00
  2000(6)                   1.00       0.01          --        (0.01)          --          1.00

------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND
------------------------------------------------------------------------------------------------
  Institutional Shares
  2001                    $ 1.00       0.03          --        (0.03)          --        $ 1.00
  2000                      1.00       0.04          --        (0.04)          --          1.00
  1999(7)                   1.00       0.02          --        (0.02)          --          1.00
  Investment Service Shares
  2001                    $ 1.00       0.03          --        (0.03)          --        $ 1.00
  2000                      1.00       0.03          --        (0.03)          --          1.00
  1999                      1.00       0.03          --        (0.03)          --          1.00
  1998(8)                   1.00       0.01          --        (0.01)          --          1.00
  Sweep Class Shares
  2001                    $ 1.00       0.03          --        (0.03)          --        $ 1.00
  2000(6)                   1.00       0.01          --        (0.01)          --          1.00

 +  Returns are for the period indicated and have not been annualized.
(1) Commenced operations on March 3, 2000. All ratios for the period have been annualized.
(2) Commenced operations on March 13, 2000. All ratios for the period have been annualized.
(3) Commenced operations on June 23, 2000. All ratios for the period have been annualized.
(4) Commenced operations on June 9, 1997. All ratios for the period have been annualized.


The accompanying notes are an integral part of the financial statements.


56   OCTOBER 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                RATIO OF    RATIO OF NET    RATIO OF EXPENSES     INVESTMENT INCOME TO
                                 NET ASSETS     EXPENSES    INVESTMENT      TO AVERAGE NET ASSETS  AVERAGE NET ASSETS
                          TOTAL    END OF     TO AVERAGE    INCOME TO        (EXCLUDING WAIVERS    (EXCLUDING WAIVERS    PORTFOLIO
                         RETURN+ PERIOD (000) NET ASSETS AVERAGE NET ASSETS  AND REIMBURSEMENTS)   AND REIMBURSEMENTS) TURNOVER RATE
------------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INVESTMENT GRADE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2001                      9.53%  $ 86,461        0.77%       4.22%               0.83%                4.16%             29.84%
  2000(1)                   6.84%    84,729        0.65%       4.58%               0.75%                4.48%             42.74%
  Investment Shares - Class A
  2001                      9.26%  $    872        1.02%       3.96%               1.08%                3.90%             29.84%
  2000(2)                   5.95%       523        0.90%       4.36%               1.00%                4.26%             42.74%
  Investment Shares - Class B
  2001                      8.45%  $    182        1.77%       3.18%               1.83%                3.12%             29.84%
  2000(3)                   3.16%         3        1.65%       3.56%               1.75%                3.46%             42.74%

------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2001                      4.61%  $147,806        0.45%       4.59%               0.72%                4.32%               n/a
  2000                      5.96%   130,891        0.43%       5.79%               0.69%                5.53%               n/a
  1999                      4.83%   130,798        0.43%       4.73%               0.77%                4.39%               n/a
  1998                      5.33%   102,699        0.43%       5.18%               0.66%                4.95%               n/a
  1997(4)                   5.26%    48,006        0.43%       5.22%               0.70%                4.95%               n/a
  Investment Service Shares
  2001                      4.35%  $377,922        0.70%       4.17%               0.97%                3.90%               n/a
  2000                      5.69%   324,583        0.68%       5.62%               0.94%                5.36%               n/a
  1999                      4.56%   186,431        0.68%       4.47%               1.02%                4.13%               n/a
  1998                      5.07%   142,910        0.68%       4.95%               0.91%                4.73%               n/a
  1997(5)                   4.97%   147,651        0.73%       4.84%               0.85%                4.72%               n/a
  Sweep Class Shares
  2001                      4.22%  $ 52,530        0.82%       3.96%               1.09%                3.69%               n/a
  2000(6)                   1.53%    31,979        0.80%       5.95%               1.06%                5.69%               n/a

------------------------------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2001                      2.97%  $ 35,939        0.43%       2.55%               0.76%                2.22%               n/a
  2000                      3.80%     5,622        0.43%       3.61%               0.69%                3.35%               n/a
  1999(7)                   1.69%    28,874        0.43%       3.06%               0.89%                2.60%               n/a
  Investment Service Shares
  2001                      2.71%  $113,519        0.68%       2.62%               1.01%                2.29%               n/a
  2000                      3.54%    72,535        0.68%       3.48%               0.94%                3.22%               n/a
  1999                      2.77%    59,889        0.68%       2.73%               0.95%                2.46%               n/a
  1998(8)                   1.33%    64,542        0.68%       2.95%               0.78%                2.85%               n/a
  Sweep Class Shares
  2001                      2.59%   $ 4,069        0.80%       2.31%               1.13%                1.98%               n/a
  2000(6)                   1.00%     2,058        0.80%       3.81%               1.06%                3.55%               n/a

(5) During 1997, the Starburst Money Market Trust Shares were renamed the Expedition Money Market Investment Service Shares.
(6) Commenced operations on August 1, 2000. All ratios for the period have been annualized.
(7) Commenced operations on April 14, 1999. All ratios for the period have been annualized.
(8) Commenced operations on May 20, 1998. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.


                                                           OCTOBER 31, 2001   57

NOTES TO FINANCIAL STATEMENTS



(1) ORGANIZATION

The Expedition Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company offering the following Funds as of October 31, 2001: the Expedition Equity Fund (the "Equity Fund"), the Expedition Equity Income Fund (the "Equity Income Fund"),the Expedition Investment Grade Bond Fund (formerly Expedition Bond Fund) (the "Investment Grade Bond Fund"), the Expedition Tax-Free Investment Grade Bond Fund (the "Tax-Free Investment Grade Bond Fund"), the Expedition Money Market Fund (the "Money Market Fund"), and the Expedition Tax-Free Money Market Fund (the "Tax-Free Money Market Fund") (collectively, the "Funds"). The Funds are registered to offer three classes of shares. The Equity, Equity Income, Investment Grade Bond, and Tax-Free Investment Grade Bond Funds offer Institutional Shares, Investment Shares - Class A (formerly Investment Shares) and Investment Shares - Class B (formerly Class B Shares), and the Money Market and Tax-Free Money Market Funds offer Institutional Shares, Investment Service Shares and Sweep Class Shares. The assets of each Fund are segregated and a shareholder's interest is limited to the funds in which shares are held. The investment objectives, policies, and strategies of the Expedition Funds are described in their prospectuses.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with generally accepted accounting principles.

SECURITY VALUATION -- Investment securities held by the Money Market Fund and the Tax-Free Money Market Fund are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investments in securities held in the Equity, Equity Income, Investment Grade Bond, and Tax-Free Investment Grade Bond Funds are valued as follows: equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the mean of the most recently quoted bid and asked price. Debt obligations with sixty days or less remaining until maturity may bevalued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general supervision of the Board of Trustees (the "Trustees").



58   OCTOBER 31, 2001

REPURCHASE AGREEMENTS -- It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Compass Asset Management, a division of Compass Bank, the Funds' investment advisor (the "Advisor"), to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts, and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the Investment Grade Bond Fund, the Tax-Free Investment Grade Bond Fund, the Money Market Fund and the Tax-Free Money Market Fund are declared daily and paid monthly. The Equity Fund and the Equity Income Fund declare and pay dividends from net investment income quarterly. Any net realized capital gains will be distributed at least annually for all Funds. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the Equity Fund reclassified $568,934 from undistributed net investment income and $2,816 from accumulated net realized gain/loss to paid in capital at October 31, 2001.

FEDERAL TAXES -- It is each Fund's policy to continue to comply with the provisions of the Internal Revenue Code of 1986 (Subchapter M), as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.



                                                           OCTOBER 31, 2001   59

NOTES TO FINANCIAL STATEMENTS




WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased upon settlement. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and income reported in the financial statements. Actual results could differ from those estimated.

CLASSES -- Class specific expenses are borne by that class. Income, non-class specific expenses, and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"),
effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide will require the Tax-Free Investment Grade Bond Fund and the Tax-Free Money Market Fund (the "Funds") to amortize premium and discount on all fixed income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Funds' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Funds expect that the impact of the adoption of this principle will not be material to the financial statements. Because the Funds determine their required distributions under Federal income tax laws, adoption of this principle will not affect the amount of distributions paid to shareholders.

(3) INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICE AGREEMENTS

INVESTMENT ADVISORY FEE -- Compass Asset Management, a division of Compass Bank, the Advisor, receives for its services annual advisory fees equal to 0.75% of each of the Equity and Equity Income Funds', 0.50% of each of the Investment Grade Bond and Tax-Free Investment Grade Bond Funds' and 0.40% of each of the Money Market and the Tax-Free Money Market Funds' average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee. The Advisor can modify or terminate these voluntary waivers at any time at its sole discretion.

INVESTMENT SUB-ADVISOR -- Weiss, Peck & Greer, L.L.C. ("WPG") serves as the Tax-Free Money Market Fund's investment sub-advisor under a sub-advisory agreement






60   OCTOBER 31, 2001

(the  "Sub-Advisory   Agreement")  with  the  Advisor.  Under  the  Sub-Advisory
Agreement, WPG invests the assets of the Fund on a daily basis, and continuously administers the investment program of the Fund.

WPG is entitled to a fee which is paid by the Advisor and which is calculated daily and paid monthly, at an annual rate of: 0.075% of the Fund's average daily net assets up to $150 million; 0.05% of the next $350 million of the Fund's average daily net assets, 0.04% of the next $500 million in average daily net assets; and 0.03% of the Fund's average daily net assets over $1 billion.

ADMINISTRATIVE FEE -- The Trust and SEI Investments Mutual Funds Services (the "Administrator"), a Delaware business trust, are parties to an administration agreement (the "Agreement") dated June 9, 1997, under which the Administrator provides the Trust with certain legal, accounting, and shareholder services for an annual fee of 0.20% of the Funds' average daily net assets. The Administrator may voluntarily waive its fee, subject to termination at any time by the Administrator, to the extent necessary to limit the total operating expenses of a Fund.

DISTRIBUTION FEES -- The Trust and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated June 9, 1997. The Equity, Equity Income, Investment Grade Bond, and Tax-Free Investment Grade Bond Funds have adopted Distribution Plans for Investment Shares - Class A and Investment Shares - Class B. Under the terms of each Plan the Funds pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares and 1.00% of the average daily net assets of Class B Shares, which may be used by the Distributor to provide compensation for sales support and distribution activities.

The Money Market and Tax-Free Money Market Funds have adopted and entered into a Shareholder Service Plan and Agreement with the Distributor. Each Fund pays the Distributor a monthly shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each Fund's Investment Service Shares and Sweep Class Shares, which may be used by the Distributor to provide compensation to service providers that have agreed to provide certain shareholders support services for their customers who own such Shares of the Funds.

ADMINISTRATIVE SERVICING FEES -- To the extent that investors buy Sweep Class Shares through Compass Bank or any of its affiliates providing sub-accounting, sub-transfer agency services or other administrative services, including Compass Brokerage, Inc., those entities may receive administrative servicing fees, payable from the Funds' assets, of up to 0.12% of each Fund's average daily net assets attributable to Sweep Class Shares.

CUSTODIAN FEES -- Compass Bank serves as the Funds' custodian. Their fee is based on a rate of 0.02% of each Fund's average daily net assets for the period, plus out-of-pocket expenses.



                                                           OCTOBER 31, 2001   61

NOTES TO FINANCIAL STATEMENTS


(4) CAPITAL SHARE TRANSACTIONS (000)

                                               EXPEDITION            EXPEDITION               EXPEDITION
                                                 EQUITY             EQUITY INCOME          INVESTMENT GRADE
                                                  FUND                  FUND                   BOND FUND
                                        ---------------------------------------------------------------------
                                            Year      Year        Year     Period         Year       Year
                                           Ended     Ended       Ended     Ended         Ended      Ended
                                          10/31/01  10/31/00    10/31/01 10/31/00(1)    10/31/01   10/31/00
                                         ---------  --------    -------- -----------   ---------  -----------
   Institutional Shares:
     Shares issued                          6,694      4,122         232       13          1,154     2,438
     Shares issued in connection
       with the Acquisition of
       Common Trust Fund Assets                --         --          --    3,595             --     4,082
     Shares issued in lieu of
       cash distributions                   4,736      3,297          82       --            470       465
     Shares redeemed                       (4,889)    (5,593)       (760)    (411)        (4,397)   (3,208)
                                           ------     ------       -----    -----         ------     -----
     Increase (decrease) from
        Institutional Shares transactions   6,541      1,826        (446)   3,197         (2,773)    3,777
                                           ------     ------       -----    -----         ------     -----
   Investment Shares - Class A and
     Investment Service Shares,
       respectively:
     Shares issued                            857        487          59       27             44        22
     Shares issued in lieu of cash
       distributions                          127         44           2       --             19        23
     Shares redeemed                         (275)      (179)        (33)      --           (104)     (262)
                                           ------     ------       -----    -----         ------     -----
     Increase (decrease) from Investment
       Shares - Class A and Investment
       Service Shares transactions,
       respectively                           709        352          28       27            (41)     (217)
                                           ------     ------       -----    -----         ------     -----
   Investment Shares - Class B:
     Shares issued                          1,101        928          96       41             84        12
     Shares issued in lieu of cash
       distributions                          251         79           4       --              2         1
     Shares redeemed                         (455)      (143)        (27)      (1)            (7)      (14)
                                           ------     ------       -----    -----         ------     -----
     Increase (decrease) from
       Investment Shares -
       Class B transactions                   897        864          73       40             79        (1)
                                           ------     ------       -----    -----         ------     -----
   Sweep Class Shares:
     Shares issued                             --         --          --       --             --        --
     Shares issued in lieu of
       cash distributions                      --         --          --       --             --        --
     Shares redeemed                           --         --          --       --             --        --
                                           ------     ------       -----    -----         ------     -----
     Increase from Sweep Class
       Shares transactions                     --         --          --       --             --        --
                                           ------     ------       -----    -----         ------     -----
     TOTAL INCREASE (DECREASE)
       FROM SHARE TRANSACTIONS              8,147      3,042        (345)   3,264         (2,735)    3,559
                                           ======     ======       =====    =====         ======     =====

(1) Commenced operations on March 3, 2000.
Amounts designated as "--" are either $0 or have been rounded to $0.


                                            EXPEDITION TAX-FREE      EXPEDITION           EXPEDITION
                                             INVESTMENT GRADE       MONEY MARKET        TAX-FREE MONEY
                                                 BOND FUND              FUND              MARKET FUND
                                        -------------------------------------------------------------------
                                            Year     Period        Year     Period         Year       Year
                                           Ended     Ended       Ended      Ended         Ended      Ended
                                          10/31/01  10/31/00(1) 10/31/01 10/31/00(1)    10/31/01   10/31/00
                                         ---------  ----------- -------- -----------   ---------  ---------
   Institutional Shares:
     Shares issued                          1,566        635     786,630    613,378      254,669    32,791
     Shares issued in connection
       with the Acquisition of
       Common Trust Fund Assets                --      9,321          --         --           --        --
     Shares issued in lieu of
       cash distributions                      --         --         322        367           --        --
     Shares redeemed                       (1,798)    (1,783)   (770,051)  (613,651)    (224,351)  (56,042)
                                           ------     ------    --------   --------      -------    ------
     Increase (decrease) from
        Institutional Shares transactions    (232)     8,173      16,901         94       30,318   (23,251)
                                           ------     ------    --------   --------      -------    ------
   Investment Shares - Class A and
     Investment Service Shares,
       respectively:
     Shares issued                             31         49     807,965    849,066      225,545   195,761
     Shares issued in lieu of cash
       distributions                            3          1       1,376      1,541           32        28
     Shares redeemed                           (4)        --    (756,029)  (712,456)    (184,601) (183,135)
                                           ------     ------    --------   --------      -------    ------
     Increase (decrease) from Investment
       Shares - Class A and Investment
       Service Shares transactions,
       respectively                            30         50      53,312    138,151       40,976    12,654
                                           ------     ------    --------   --------      -------    ------
   Investment Shares - Class B:
     Shares issued                             16         --          --         --           --        --
     Shares issued in lieu of cash
       distributions                            1         --          --         --           --        --
     Shares redeemed                           --         --          --         --           --        --
                                           ------     ------    --------   --------      -------    ------
     Increase (decrease) from
       Investment Shares -
       Class B transactions                    17         --          --         --           --        --
                                           ------     ------    --------   --------      -------    ------
   Sweep Class Shares:
     Shares issued                             --         --     137,030     43,386       29,676     2,518
     Shares issued in lieu of
       cash distributions                      --         --       1,769        182          143         8
     Shares redeemed                           --         --    (118,253)   (11,589)     (27,808)     (468)
                                           ------     ------    --------   --------      -------    ------
     Increase from Sweep Class
       Shares transactions                     --         --      20,546     31,979        2,011     2,058
                                           ------     ------    --------   --------      -------    ------
     TOTAL Increase (decrease)
       from Share transactions               (185)     8,223      90,759    170,224       73,305    (8,539)
                                           ======     ======    ========   ========      =======    ======



62   OCTOBER 31, 2001 & 63   OCTOBER 31, 2001

NOTES TO FINANCIAL STATEMENTS


(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001, were as follows (000):
                                                                      TAX-FREE
                                          EQUITY      INVESTMENT      INVESTMENT
                            EQUITY        INCOME      GRADE BOND     GRADE BOND
                             FUND          FUND          FUND           FUND
                           --------       -------     ----------     -----------
Purchases
   Government.........           --            --       $10,618             --
   Other..............     $326,171       $23,658        28,344        $24,428
Sales
   Government.........           --            --        44,230             --
   Other..............      296,689        27,569        18,888         26,543

The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 2001, are as follows (000):
                                                                      TAX-FREE
                                            EQUITY     INVESTMENT     INVESTMENT
                              EQUITY        INCOME     GRADE BOND    GRADE BOND
                               FUND          FUND         FUND          FUND
                             --------      --------    ----------    ----------
Federal tax cost......       $335,075       $26,207     $113,512        $81,441
                             --------       -------     --------        -------
Aggregate gross unrealized
   appreciation.......       $ 28,677       $ 1,425     $ 10,548        $ 5,113
Aggregate gross unrealized
   depreciation.......        (45,262)       (6,043)          --             --
                             --------       -------     --------        -------
Net unrealized
   appreciation
   (depreciation).....       $(16,585)      $(4,618)    $ 10,548        $ 5,113
                             ========       =======     ========        =======



64   OCTOBER 31, 2001

At October 31, 2001, the following Funds had capital loss carryforwards that can be used to offset future capital gains:

                                                                     TAX-FREE
                                          EQUITY     INVESTMENT        MONEY
                            EQUITY        INCOME     GRADE BOND       MARKET
                             FUND          FUND         FUND           FUND
                        -----------      --------   -----------     ---------
Expiring:
October 2003..........  $        --      $     --   $  479,479         $   --
October 2004..........           --            --        1,621             --
October 2005..........           --            --      738,192             --
October 2007..........           --            --       63,361          7,028
October 2008..........           --            --    2,260,968            637
October 2009..........   37,080,610       350,309           --             --
                        -----------      --------   ----------         ------
Total.................  $37,080,610      $350,309   $3,543,621         $7,665
                        ===========      ========   ==========         ======

During the year ended October 31, 2001, the Investment Grade Bond Fund, Tax-Free Investment Grade Bond Fund, Money Market Fund, and Tax-Free Money Market Fund utilized capital loss carryforwards in the amount of $2,347,656, $149,607, $1,763 and $470, respectively, to offset capital gains realized.

(6) ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES

Organization costs have been capitalized by the Funds and are being amortized over sixty months commencing with the reorganization. In the event that any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of the Administrator and the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.



                                                           OCTOBER 31, 2001   65

NOTES TO FINANCIAL STATEMENTS



(7) COMMON TRUST FUND CONVERSIONS

On March 3, 2000, certain Common Trust Funds of Compass Bank and certain of its affiliates were converted into the Expedition Funds. The Funds involved in the conversion are as follows:

COMMON TRUST FUND                               EXPEDITION FUND
------------------                              ----------------
Equity Income Trust                             Equity Income
Investment Grade Tax-Free Bond                  Tax-Free Investment Grade Bond
Long Term Investment Grade Tax-Free Bond        Tax-Free Investment Grade Bond
Tax-Free Bond                                   Tax-Free Investment Grade Bond
Investment Grade Bond Trust                     Investment Grade Bond
Quality Grade Bond Trust                        Investment Grade Bond

The net assets, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. The net assets of each fund (including net unrealized appreciation (depreciation) immediately before the conversion were as follows (000):

                                                  UNREALIZED
                                                 APPRECIATION            NET
COMMON TRUST FUND                               (DEPRECIATION)         ASSETS
------------------                              --------------       --------
Equity Income Trust                                $ 2,653            $35,971
Investment Grade Tax-Free Bond                      (1,119)            54,740
Long Term Investment Grade Tax-Free Bond              (245)            12,391
Tax-Free Bond                                         (662)            26,076
Investment Grade Bond Trust                           (518)            12,589
Quality Grade Bond Trust                            (1,151)            26,112

The value and number of shares issued in exchange for each Common Trust Fund's assets and shares outstanding in the tax-free conversions are included in the capital share transactions of the Institutional Shares Class in the Statement of Changes in Net Assets for each respective Fund.


66   OCTOBER 31, 2001

NOTICE TO SHAREHOLDERS
For the year ended October 31, 2001 (Unaudited)



For shareholders that do not have a October 31, 2001 tax year end, this notice is for informational purposes only. For shareholders with a October 31, 2001, please consult your tax advisor as to the pertinence of this notice. For this fiscal year ended October 31, 2001, each portfolio is designating the following items with regard to distributions paid during the year.

                  Long Term
                 (20%) Rate)    Ordinary
                Capital Gain     Income       Tax Exempt       Total       Qualifying
Portfolio       Distribution  Distributions    Interest    Distributions  Dividends(1)
---------       ------------  -------------   ----------   -------------  ------------
Expedition Equity
   Fund            87.69%        12.31%          0.00%       100.00%         0.00%
Expedition Equity
   Income Fund     91.74%         7.99%          0.00%       100.00%        88.28%
Expedition
   Investment Grade
   Bond Fund        0.00%       100.00%          0.00%       100.00%         0.00%
Expedition Tax-Free
   Investment Grade
   Bond             0.00%         0.08%         99.92%       100.00%         0.00%
Expedition Money
   Market Fund      0.00%       100.00%          0.00%       100.00%         0.00%
Expedition Tax-Free
   Money Market
   Fund             0.00%         0.00%        100.00%       100.00%         0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."


                                                           OCTOBER 31, 2001   67

                                      NOTES







68   OCTOBER 31, 2001

[logo omitted] EXPEDITION FUNDS


INVESTMENT ADVISOR AND CUSTODIAN:
Compass Bank
15 South 20th Street
Birmingham, Alabama 35233

DISTRIBUTOR:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

TRANSFER AGENT:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

SERVICING AGENT:
Boston Financial Data Services, Inc.
Two Heritage Drive
Quincy, Massachusetts 02171

INDEPENDENT AUDITORS:
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

COUNSEL:
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C. 20036



EXP-AR-011-06